As filed with the Securities and Exchange Commission on September 10, 2008

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file Number:	811-21680

Dividend Capital Realty Income Allocation Fund

(Exact Name of the Registrant as Specified in Charter)

518 17th Street, Suite 1200, Denver, CO 80202

(Address of Principal Executive Offices - Zip Code)

303-228-2200

Registrant’s Telephone Number, including area code:

Derek Mullins

Secretary and Assistant Treasurer

518 17th Street, Suite 1200

Denver, CO 80202

(Names and Addresses of agents for service)

Date of fiscal year end: December 31, 2008

Date of reporting period: June 30, 2008

Item 1.	Reports to Shareholders

The following is a copy of the report to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (the “Act”).

Dividend Capital Investments

Dividend Capital Realty Income Allocation Fund

Dividend Capital Global Realty Exposure Fund

Semi-Annual Report

June 30, 2008
(Unaudited)

Dividend Capital Investments

The Investment Commentary included in this shareholder report contains certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of the real estate sector, changes in the level of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward looking statements to be reasonable, although they are inherently uncertain and difficult to predict and there is no guarantee of their accuracy. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

1.866.324.7348	2008 Semi-Annual Report (Unaudited) 1

INVESTMENT COMMENTARY

Dividend Capital Realty Income Allocation Fund

August 25, 2008

To our shareholders:

We submit to you Dividend Capital Realty Income Allocation Fund’s (“DCA” or “the Fund”) semi-annual report for the six months ended June 30, 2008.

The credit crisis that began in 2007 with a meltdown in the sub-prime lending environment here in the United States, gave way to a full-blown global credit crunch during the first half of 2008, causing massive write-downs across the financial institution landscape and creating significant turmoil in capital markets around the world. The credit crunch, which continues, has been indiscriminate in scope, impacting pricing and liquidity on a wide variety of debt and credit-sensitive instruments across industries and credit quality. Equity markets found no safe haven either, and extended their declines during the first half of 2008 as financial institution de-leveraging placed added strain on domestic and international economies already struggling over higher commodity prices.

DCA’s investment mandate involves primarily investing in securities across the real estate capital structure, including common equity, preferred equity and real estate debt securities, all of which have been impacted by capital market dislocations. As a result, the Fund’s net asset value (NAV) and market price experienced significant declines.

Performance Review

As detailed in the performance table that follows this letter, during the six months ended June 30, 2008, the Fund’s NAV total return was -18.91% while the market price total return was -27.88%. Since inception, the Fund’s annualized NAV total return has been -12.99% and the annualized market price total return has been -18.25%. As reference points, the results can be compared to total returns of 4.94% and 0.28% for the Wachovia Hybrid & Preferred Securities Index, -3.45% and 8.46% for the MSCI U.S. REIT Index, and -5.82% and 3.96% for the Lehman Brothers High Yield CMBS Index for the six-month and since inception periods, respectively.

While we believe the benchmarks provide reference points for overall market conditions, the Fund’s performance may differ substantially from the benchmark performance. These differences arise from a variety of factors, including investment allocation decisions among common stock, preferred stock and debt securities and the composition of the Fund’s investments, which may differ materially from benchmark composition. For example, the Fund invests in common stock of

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INVESTMENT COMMENTARY (CONTINUED)

Dividend Capital Realty Income Allocation Fund (continued)

Canadian real estate companies, commercial mortgage REITs/specialty finance companies, non-investment-grade/unrated preferred securities and structured-finance debt securities, including commercial real estate collateralized debt obligations and collateralized loan obligations, in proportions that are different from the representative benchmarks or may not be represented in the benchmarks. In addition, the Fund’s use of both direct and indirect leverage has a material impact on performance. In executing the investment strategy, we construct the Fund’s portfolio in an effort to achieve the primary objective of high current income and secondary objective of capital appreciation, rather than strategic allocation decisions against representative benchmarks.

Over the six months ended June 30, 2008, DCA’s NAV performance was driven by declines in the valuations of all the asset classes in which we invest. We believe DCA’s market price decline during the period was impacted by the NAV decline as well as the decision, announced on June 9, 2008, to reduce DCA’s regular monthly dividend to $0.05 per share for the July-September period — a reduction from our previous $0.11 per share level. In evaluating the dividend, our distribution philosophy remains focused on establishing a dividend that we believe is achievable and does not rely on returning capital to shareholders as a supplement. We also target a dividend that affords us the flexibility to pursue total return opportunities, which we believe provides us the ability to better preserve and ultimately create shareholder value.

Within the preferred stock portfolio (38.56% of the Fund’s direct investments and indirect investments as of June 30, 2008), DCA experienced only slight declines in values despite intra-period volatility, as broader liquidity concerns ebbed and fl owed during the period. DCA’s investments in below-investment-grade and non-rated preferred securities rose and fell with the broader preferred market, though we did begin selling what we deemed to be lower quality positions at the beginning of the second quarter, when liquidity in the preferred market had improved. As a result, we believe we improved the credit quality and liquidity profile of the preferred portfolio, and that the underlying fundamentals on the majority of this portfolio remain good. In our opinion, these investments represent the potential for an increase in long-term value as they are trading at attractive absolute and relative yields.

DCA’s debt holdings (13.13% of the Fund’s direct investments and indirect economic exposure as of June 30, 2008) was the largest contributor to the decline in values based primarily on what we believe to be continued market concern over credit, real estate and structured finance related securities. DCA’s investments in structured finance debt instruments, including collateralized debt obligations and collateralized loan obligations, contributed to the underperformance. Notably, the current underlying fundamentals for the majority of the Fund’s debt positions continue

1.866.324.7348	2008 Semi-Annual Report (Unaudited) 3

INVESTMENT COMMENTARY (CONTINUED)

Dividend Capital Realty Income Allocation Fund (continued)

to be satisfactory as compared to initial underwriting expectations and therefore we believe these securities offer an attractive source of income and potential for a recovery in value.

Finally, dislocations in the credit markets continued to put downward pressure on the broader capital markets, impacting the Fund’s common equity holdings (40.79% of the Fund’s direct investments and indirect economic exposure as of June 30, 2008. The Fund experienced declines in the values of U.S. equity REITs, Canadian real estate companies and significant declines in commercial mortgage REITs/specialty finance companies. Commercial mortgage REITs/specialty finance companies have business models that contain a high degree of sensitivity to the real estate credit markets and therefore have been directly impacted by the continued credit crisis.

Outlook

In our opinion, significant risks remain prevalent in the U.S. economy and capital markets in general. Credit markets are still signaling broad-based illiquidity, and the prospect of continued bank balance sheet write-downs and distressed asset sales bodes poorly for financial institutions’ health. As a result, consumer credit has tightened considerably and the ongoing de-leveraging by banks and other financial firms will likely force consumers to further de-leverage. Housing price declines continue, and the employment outlook remains weak with little prospect of near-term improvement. Commodity prices, while having moderated recently, remain historically high, threatening an already weak consumer and fueling inflationary fears. The full impact of these factors on the U.S. economy, and therefore commercial real estate fundamentals, is uncertain. There is good news however, in rising U.S. exports, aided by a weak (though strengthening) dollar, that in combination with the government’s $152 billion fiscal stimulus package, helped boost second quarter annualized GDP growth to 1.9% — which in our opinion is respectable in light of the circumstances. As well, the U.S. Federal Reserve has acted aggressively over the past year, lowering the Fed Funds Target Rate from 5.00% to 2.00%, and introducing the Term Auction Facility (TAF) and Term Securities Lending Facility (TSLF) to inject additional liquidity into financial markets. The U.S. government has also been active, recently granting the Treasury the authority to lend to (or acquire equity in) Fannie Mae and Freddie Mac on an as-needed basis.

Against this backdrop of credit dislocation and market uncertainty, we seek to take advantage of investment opportunities that are being created — waiting patiently for attractive entry points when initiating new positions and opportune exits on existing holdings. To that end, we reduced our Canadian exposure while initiating

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INVESTMENT COMMENTARY (CONTINUED)

Dividend Capital Realty Income Allocation Fund (continued)

new positions in Australia and Singapore, adding high-quality companies that we believe are at attractive valuations with adequately discounted downside scenarios. As highlighted above, we also pruned our preferred holdings, trimming lower quality and less liquid positions, resulting in a much-improved credit profile for our remaining holdings. As a result of these actions, we believe the portfolio is more diversified and better positioned to capitalize on total return opportunities in the face of ongoing uncertainties across global economies.

In closing, we continue to have conviction in DCA’s investment strategy, which we believe offers the potential for current income and the ability to realize NAV appreciation over time. Through our focus on execution of the Fund’s strategy and options offered by investments across the capital structure of real estate companies, we believe the Fund’s long-term investment objectives can be achieved. Thank you for your continued support.

David W. Agostine	Amitabh Godha
President	Portfolio Manager

Jeffrey Taylor	Jeffrey Randall
Vice President and Treasurer	Portfolio Manager

1.866.324.7348	2008 Semi-Annual Report (Unaudited) 5

TOTAL RETURNS AND TRADING HISTORY

June 30, 2008 (Unaudited)

Dividend Capital Realty Income Allocation Fund (continued)

Average Annual Total Returns (1)

	January 1, 2008 to June 30, 2008	1-Year Ended June 30, 2008	Since Inception (6)
DCA at Market Price (“MP”)	-27.88%	-57.06%	-18.25%
DCA at Net Asset Value (“NAV”) (2)	-18.91%	-49.12%	-12.99%
Wachovia Hybrid & Preferred Securities REIT Index SM (3)	4.94%	-11.09%	0.28%
MSCI U.S. REIT Index (4)	-3.45%	-14.15%	8.46%
CMBS Index (5)	-5.82%	-13.52%	3.96%

Trading History (1)(7)

Average Premium/Discount to NAV
1-Month	-7.88%
3-Month	5.37%
1-Year	1.64%
Since Inception	-1.29%

52-Week Price History Range
MP	$5.30 - $14.76
NAV	$6.24 - $14.67

(1)

Past performance is no guarantee of future results. Investors cannot invest directly into any index. This chart is for illustrative purposes only and does not relate to the future performance of the Fund. For current to the most recent month-end performance, visit dividend capital.com, or call 866.DCG.REIT (324.7348). Performance data quoted above is historical. Current performance may be higher or lower than the performance data quoted. Performance does not include transaction fees that may be charged by your financial advisor or brokerage firm.

(2)	Total return assumes reinvestment of dividend and capital gain distributions. Investors cannot invest at NAV.
(3)

The Wachovia Hybrid & Preferred Securities REIT Index SM is a capitalization weighted unmanaged index of exchange listed perpetual REIT preferred stocks and depository shares. The index is compiled by Wachovia Capital Markets, LLC and calculated by the American Stock Exchange. The Fund expects to invest in securities not included in this index, such as debt securities which may have lower returns than preferred stock, and common stock and non-U.S. securities which may be riskier than U.S. preferred stock. This index also includes securities in which the Fund will not invest.

(4)

The MSCI U.S. REIT Index (RMS) is an unmanaged index of REIT securities of reasonable size and liquidity, weighted by market capitalization and considered representative of U.S. equity REIT performance. The index is used in comparison to the Fund because the Fund invests in common stock of companies primarily engaged in real estate, including REITs.

(5)

The Lehman Brothers High-Yield CMBS Index is an unmanaged index of non-investment-grade and unrated CMBS, weighted by market value and comprised of all new issue U.S. CMBS transactions that have a maturity greater than one year, an original transaction size in excess of $500 million, and aggregate outstanding transaction size of at least $300 million, and is considered representative of the high-yield CMBS market. The index is used in comparison to the Fund because the Fund invests in commercial mortgage-backed securities.

(6)	Fund inception is 02/24/2005.
(7)	Market price and NAV price history are since inception, based upon closing market price.

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PORTFOLIO PROFILE

June 30, 2008 (Unaudited)

Dividend Capital Realty Income Allocation Fund (continued)

Portfolio Allocation (1)(3)

Common Stock Property Type Allocation (2)(3)(4)

Preferred Stock Property Type Allocation (2)(3)

(1)

Allocation percentages are based on the Fund’s direct investments and indirect economic exposure. Indirect economic exposure is generally obtained through the use of total return swaps and such exposure is calculated by using the investment’s notional value plus or minus related unrealized gains or losses.

(2)	Property-type allocation percentages are based on the market value of the Fund’s direct and indirect economic exposure to the preferred stock and common stock asset classes, respectively.
(3)	Holdings and composition of holdings are subject to change, and may not be representative of future investments.
(4)	Some or all of the common stock exposure is derived through total return swaps.

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This Page Intentionally Left Blank

INVESTMENT COMMENTARY

Dividend Capital Global Realty Exposure Fund

August 25, 2008

To our shareholders:

We submit to you Dividend Capital Global Realty Exposure Fund’s (“DCW” or “the Fund”) semi-annual report for the six months ended June 30, 2008.

The credit crisis that began in 2007 with a meltdown in the sub-prime lending environment here in the United States gave way to a full-blown global credit crunch during the first half of 2008, causing massive write-downs across the financial institution landscape and creating significant turmoil in capital markets around the world. The credit crunch, which continues, has been indiscriminate in scope, impacting pricing and liquidity on a wide variety of debt and credit-sensitive instruments across industries and credit quality. Equity markets found no safe haven either, and extended their declines during the first half of 2008 as financial institution de-leveraging placed added strain on domestic and international economies already struggling over higher commodity prices.

DCW’s investment mandate, which involves providing investment exposure to common equity, preferred equity and debt securities of global real estate companies, has not been immune from the market dislocations described above. As a result, the Fund’s net asset value (NAV) and market price experienced significant declines.

Performance Review

As detailed in the performance table that follows this letter, during the six months ended June 30, 2008, the Fund’s NAV total return was -22.38% while the market price total return was -16.35%. Since inception, the Fund’s annualized NAV return has been -40.35% and the annualized market price return has been -45.09%. As reference points, the results can be compared to returns of 4.94% and -10.73% for the Wachovia Hybrid & Preferred Securities Index, -13.71% and -19.30% for the FTSE EPRA/NAREIT Global Real Estate Index, and -3.06% and 1.31% for the Lehman Brothers Investment Grade CMBS Index for the six-month and since inception periods, respectively.

While we believe the benchmarks provide reference points for overall market conditions, the Fund’s performance may differ substantially from the benchmark performance. These differences arise from a variety of factors, including investment allocation decisions among common stock, preferred stock and debt securities, overall country allocation decisions and the composition of the Fund’s investments, which may differ materially from benchmark composition. For example, the Fund invests in common stock of commercial mortgage REITs/specialty finance companies, non-investment-grade/unrated preferred securities and commercial

1.866.324.7348	2008 Semi-Annual Report (Unaudited) 9

INVESTMENT COMMENTARY (CONTINUED)

Dividend Capital Global Realty Exposure Fund (continued)

real estate collateralized debt obligations, in proportions that are different from the representative benchmarks or may not be represented in the benchmarks. In addition, the Fund’s use of indirect leverage has a material impact on performance. In executing the investment strategy, we construct the Fund’s portfolio in an effort to achieve the primary objective of high current income and secondary objective of capital appreciation, rather than strategic allocation decisions against representative benchmarks.

Over the six months ended June 30, 2008, DCW’s NAV performance was driven by declines in the valuations of all the asset classes in which we invest, with the exception of the preferred stock portfolio, which saw modest gains. We believe DCW’s market price decline during the period was impacted by the NAV decline as well as the decision, announced on June 9, 2008, to reduce DCW’s regular monthly dividend to $0.125 per share for the July-September period — a reduction from our previous $0.15 per share level. In evaluating the dividend, our distribution philosophy remains focused on establishing a dividend that we believe is achievable and does not rely on returning capital to shareholders as a supplement except to the extent that underlying real estate securities reclassify a portion of their dividend as return of capital. We also target a dividend that affords us the flexibility to pursue total return opportunities, which we believe provides us the ability to better preserve and ultimately create shareholder value.

Dislocations in the credit markets continued to put downward pressure on the broader capital markets, impacting the Fund’s common equity holdings (55.65% of the Fund’s direct investments and indirect economic exposure as of June 30, 2008). The Fund experienced declines in the values of holdings in Japan, Singapore, Hong Kong and Canada, in addition to U.S. Equity REITs and U.S. commercial mortgage REITs/specialty finance companies. Despite the significant declines, we believe that longer-term fundamentals are positive for the markets and securities in which the Fund invests. In addition, the Fund’s ability to allocate investments across global markets helps to temper the impact of U.S. weakness and offers exposure to real estate securities with differing fundamentals drivers.

Within the preferred stock portfolio (30.51% of the Fund’s direct investments and indirect investments as of June 30, 2008), DCW experienced a modest gain in values, despite intra-period volatility caused by broader liquidity concerns that ebbed and flowed during the period. DCW’s investments in below-investment-grade and non-rated preferred securities rose and fell with the broader preferred market, though we did begin modest amounts of selling of what we deemed to be lower quality preferreds at the beginning of the second quarter, when liquidity in the preferred market had improved. We believe the underlying fundamentals on the majority of this portfolio remain good and in our opinion, these investments represent the potential for an increase in long-term value as they are trading at attractive absolute and relative yields.

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INVESTMENT COMMENTARY (CONTINUED)

Dividend Capital Global Realty Exposure Fund (continued)

Though relatively small, DCW’s debt portfolio (3.42% of the Fund’s direct investments and indirect economic exposure as of June 30, 2008) experienced a decline in values based primarily on what we believe to be continued market concern over credit, real estate and structured finance related securities. DCW’s investments in structured finance debt instruments, including collateralized debt obligations, contributed to the underperformance. Notably, the current underlying fundamentals for the majority of the Fund’s debt positions continue to be satisfactory as compared to initial underwriting expectations and we believe these securities offer an attractive source of income and potential for a recovery in value.

Outlook

In our opinion, significant risks remain prevalent in the U.S. economy and global capital markets. Credit markets are still signaling broad-based illiquidity domestically and abroad, and the prospect of continued bank balance sheet write-downs and distressed asset sales bodes poorly for financial institutions’ health. Commodity prices, while having moderated recently, remain historically high, fueling inflationary fears around the globe. As the U.S. economy extends its decline, the theory of decoupled global economies has largely been discredited, as Japan, Singapore, Europe and the U.K. face slowing growth amid faltering exports and declining consumer confidence. The full impact of these factors on the global economy, and therefore commercial real estate fundamentals, is uncertain. There is good news however on the U.S. economic front, in rising exports aided by a weak (though strengthening) dollar, that in combination with the government’s $152 billion fiscal stimulus package, helped boost second quarter annualized GDP growth to 1.9% — which in our opinion is respectable in light of the circumstances. As well, the U.S. Federal Reserve has acted aggressively over the past year, lowering the Fed Funds Target Rate and introducing measures to inject additional liquidity into financial markets. The U.S. Government has also been active recently granting the Treasury the authority to lend to (or acquire equity in) Fannie Mae and Freddie Mac on an as-needed basis. We expect these measures to ultimately bring stability to the U.S. capital markets, in turn benefiting global capital markets by promoting stability and improving liquidity.

Against this backdrop of credit dislocation and market uncertainty, we seek to take advantage of investment opportunities that are being created — waiting patiently for attractive entry points when initiating new positions and opportune exits on existing holdings. To that end, we took profits in Asia and reduced our Canadian exposure while initiating new positions in Europe and Australia, adding high-quality companies that we believe are at attractive valuations with adequately discounted downside scenarios. As highlighted above, we also pruned our preferred holdings

1.866.324.7348	2008 Semi-Annual Report (Unaudited) 11

INVESTMENT COMMENTARY (CONTINUED)

Dividend Capital Global Realty Exposure Fund (continued)

on the margin, trimming lower quality and less liquid positions. As a result of these actions, we believe the portfolio is more diversified and better positioned to capitalize on total return opportunities in the face of ongoing uncertainties across global economies.

In closing, we continue to have conviction in DCW’s investment strategy, which we believe offers the potential for current income and the ability to realize NAV appreciation over time. Through our focus on execution of the Fund’s strategy and options offered by investments across the capital structure of real estate companies, we believe the Fund’s long-term investment objectives can be achieved. Thank you for your continued support.

David W. Agostine	Amitabh Godha
President	Portfolio Manager

Jeffrey Taylor	Jeffrey Randall
Vice President and Treasurer	Portfolio Manager

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TOTAL RETURNS AND TRADING HISTORY

June 30, 2008 (Unaudited)

Dividend Capital Global Realty Exposure Fund (continued)

Average Annual Total Returns (1)

	January 1, 2008 to June 30, 2008	1-Year Ended June 30, 2008	Since Inception (6)
DCW at Market Price (“MP”)	-16.35%	-45.23%	-45.09%
DCW at Net Asset Value (“NAV”) (2)	-22.38%	-40.41%	-40.35%
FTSE EPRA/NAREIT
Global Real Estate Index® (3)	-13.71%	-19.72%	-19.30%
Wachovia Hybrid & Preferred
Securities REIT IndexSM (4)	4.94%	-11.09%	-10.73%
Lehman Brothers Investment
Grade CMBS Index™ (5)	-3.06%	1.04%	1.31%

Trading History (1)(7)

Average Premium/Discount to NAV
1-Month	-2.54%
3-Month	1.15%
1-Year	1.09%
Since Inception	1.15%

Since Inception Price History Range
MP	$9.64 - $20.20
NAV	$9.97 - $19.11

(1)

Past performance is no guarantee of future results. Investors cannot invest directly into any index. This chart is for illustrative purposes only and does not relate to the future performance of the Fund. For current to the most recent month-end performance, visit dividendcapital.com, or call 866.DCG.REIT (324.7348). Performance data quoted above is historical. Current performance may be higher or lower than the performance data quoted. Performance does not include transaction fees that may be charge our financial advisor or brokerage firm.

(2)	Total return assumes reinvestment of dividend and capital gain distributions. Investors cannot invest at NAV.
(3)

The FTSE EPRA/NAREIT Global Real Estate Index® is a market capitalization weighted index, based on the last trade price of shares of all eligible companies. The index is structured in such a way that it can be considered to represent general trends in all eligible real estate stocks worldwide. The index is designed to reflect the stock performance of companies engaged in specific aspects of the North American, European and Asian real estate markets as perceived by institutional investors. Relevant real estate activities are defined as the ownership, disposure and development of income-producing real estate.

(4)

The Wachovia Hybrid & Preferred Securities REIT Index SM is a capitalization weighted unmanaged index of exchange listed perpetual REIT preferred stocks and depository shares. The index is compiled by Wachovia Capital Markets, LLC and calculated by the American Stock Exchange. The Fund expects to invest in securities not included in this index, such as debt securities which may have lower returns than preferred stock, and common stock and non-U.S. securities which may be riskier than U.S. preferred stock. This index also includes securities in which the Fund will not invest.

1.866.324.7348	2008 Semi-Annual Report (Unaudited) 13

PORTFOLIO PROFILE

June 30, 2008 (Unaudited)

Dividend Capital Global Realty Exposure Fund (continued)

Country Allocation (8)(9)(11)

Security Type Allocation (8)(10)(11)

(5)

The Lehman Brothers Investment Grade CMBS Index™ is an unmanaged index of investment grade commercial mortgage backed securities (CMBS). This index is used because the fund may invest in debt securities of global real estate companies. The index only represents CMBS of U.S. real estate companies while the fund may invest in CMBS and other debt securities of global real estate companies. The fund expects to invest in securities not included in this index, such as common stock, preferred stock and non-U.S. securities which may be riskier than U.S. debt securities. This index also includes securities in which the fund will not invest.

(6)	Fund inception is 06/27/2007.
(7)	Market price and NAV price history are since inception, based upon closing market price.
(8)

Allocation percentages are based on the fund’s direct investments and indirect economic exposure. Indirect economic exposure is generally obtained through the use of total return swaps and such exposure is calculated by using the investment’s notional value plus or minus related unrealized gains or losses.

(9)	Country allocation percentages are based on the market value of the fund’s direct and indirect economic exposure exclusive of cash or U.S. government obligations.

(10)	Security type allocation percentages are based on the market value of the fund’s direct and indirect economic exposure including cash and U.S. government obligations.
(11)	Holdings and composition of holdings are subject to change, and may not be representative of future investments.

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STATEMENT OF INVESTMENTS

June 30, 2008 (Unaudited)

Dividend Capital Realty Income Allocation Fund

	Shares	Market Value
COMMON STOCK 31.14%
Apartments 1.70%
AvalonBay Communities Inc.	4,000	$356,640
BRE Properties Inc.	8,100	350,568
Essex Property Trust	7,500	798,750

		1,505,958

Diversified/Miscellaneous 1.73%
Cousins Properties Inc.	7,400	170,940
Vornado Realty Trust	15,400	1,355,200

		1,526,140

Health Care 2.45%
HCP Inc.	17,000	540,770
Senior Housing Properties Trust	39,300	767,529
Ventas Inc.	20,200	859,914

		2,168,213

Hotels 2.62%
Ashford Hospitality Trust Inc.	275,000	1,270,500
Great Wolf Resorts Inc.	60,300	263,511
LaSalle Hotel Properties	13,800	346,794
Starwood Hotels & Resorts Worldwide Inc.	10,900	436,763

		2,317,568

Industrial 0.91%
AMB Property Corp.	7,800	392,964
ProLogis	7,500	407,625

		800,589

Mortgage—Commercial 3.71%
Anthracite Capital Inc.	335,500	2,361,920
iStar Financial Inc.	69,300	915,453
Resource Capital Corp.—Warrants*	55,000	4,312

		3,281,685

Net Lease 1.43%
Entertainment Properties Trust	3,600	177,984
Realty Income Corp.	47,600	1,083,376

		1,261,360

Office—Central Business District 2.73%
Boston Properties Inc.	12,000	1,082,640
Douglas Emmett Inc.	48,500	1,065,545
SL Green Realty Corp.	3,200	264,704

		2,412,889

Footnotes to DCA Statement of Investments on page 20.

1.866.324.7348	2008 Semi-Annual Report (Unaudited) 15

STATEMENT OF INVESTMENTS (CONTINUED)

June 30, 2008 (Unaudited)

Dividend Capital Realty Income Allocation Fund (continued)

	Shares	Market Value
COMMON STOCK (continued)
Office—Suburban 2.29%
Alexandria Real Estate Equities Inc.	5,500	$535,370
Corporate Office Properties Trust	10,500	360,465
Digital Realty Trust Inc.	27,700	1,133,207

		2,029,042

Regional Malls 2.26%
Macerich Co.	7,100	441,123
Simon Property Group Inc.	12,200	1,096,658
Taubman Centers Inc.	9,500	462,175

		1,999,956

Self Storage 1.40%
Extra Space Storage Inc.	11,900	182,784
Public Storage Inc.	13,100	1,058,349

		1,241,133

Shopping Centers 2.15%
Federal Realty Investment Trust	22,700	1,566,300
Kimco Realty Corp.	9,800	338,296

		1,904,596

Speciality Finance 5.75%
Arbor Realty Trust Inc.	73,100	655,707
Gramercy Capital Corp.	175,400	2,032,886
NorthStar Realty Finance Corp.	288,500	2,400,320

		5,088,913

TOTAL COMMON STOCK (Cost $36,849,721)		27,538,042

Footnotes to DCA Statement of Investments on page 20.

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STATEMENT OF INVESTMENTS (CONTINUED)

June 30, 2008 (Unaudited)

Dividend Capital Realty Income Allocation Fund (continued)

	Bond Rating Moody’s/S&P (Unaudited)	Shares	Market Value
PREFERRED STOCK 63.93%
Apartments 2.18%
Apartment Investment & Management Co., Series U, 7.750% (3)	Ba3/B+	44,200	$1,027,650
BRE Properties Inc.:
Series C, 6.750%	Baa3/BBB-	15,000	310,500
Series D, 6.750%	Baa3/BBB-	28,500	588,810

			1,926,960

Diversified/Miscellaneous 0.22%
Vornado Realty Trust, Series G, 6.625%	Baa3/BBB-	10,000	197,500

Hotels 20.90%
AP AIMCAP Corp., Series A, 8.250% (2)(4)	NR/NR	212,600	1,860,250
Hersha Hospitality Trust, Series A, 8.000%	NR/NR	53,075	1,093,345
Innkeepers USA Trust, Series C, 8.000%	NR/NR	30,100	371,735
LaSalle Hotel Properties, Series G, 7.250% (3)	NR/NR	405,000	7,468,200
Strategic Hotels & Resorts Inc.:
Series A, 8.500% (3)	NR/NR	120,326	2,141,803
Series C, 8.250% (3)	NR/NR	161,700	3,104,640
Sunstone Hotel Investors Inc., Series A, 8.000% (3)	NR/NR	131,900	2,440,150

			18,480,123

Manufactured Housing 0.90%
Hilltop Holdings Inc., Series A, 8.250% (3)	NR/NR	42,117	800,223

Mortgage—Commercial 1.90%
Anthracite Capital Inc., Series D, 8.250%	NR/NR	39,350	558,770
Newcastle Investment Corp., Series C, 8.050% (3)	NR/NR	95,219	1,118,823

			1,677,593

Mortgage—Residential 0.01%
American Home Mortgage Investment Corp.:
Series A *(9)	NR/NR	266,950	6,674
Series B *(9)	NR/NR	29,700	3

			6,677

Footnotes to DCA Statement of Investments on page 20.

1.866.324.7348	2008 Semi-Annual Report (Unaudited) 17

STATEMENT OF INVESTMENTS (CONTINUED)

June 30, 2008 (Unaudited)

Dividend Capital Realty Income Allocation Fund (continued)

	Bond Rating Moody’s/S&P (Unaudited)	Shares	Market Value
PREFERRED STOCK (continued)
Net Lease 2.22%
Entertainment Properties Trust, Series B, 7.750% (3)	NR/NR	93,400	$1,960,466

Office—Central Business District 0.18%
Maguire Properties Inc., Series A, 7.625%	NR/NR	11,500	157,550

Office—Suburban 14.98%
BioMed Realty Trust Inc., Series A, 7.375% (3)	NR/NR	354,986	7,099,720
Brandywine Realty Trust:
Series C, 7.500%	NR/NR	38,831	815,451
Series D, 7.375% (3)	NR/NR	47,000	959,740
Digital Realty Trust Inc.:
Series A, 8.500% (3)	NR/NR	174,300	4,022,844
Series B, 7.875%	NR/NR	16,800	353,976

			13,251,731

Regional Malls 1.94%
Taubman Centers Inc.:
Series G, 8.000% (3)	B1/NR	67,000	1,567,800
Series H, 7.625%	B1/NR	6,600	151,734

			1,719,534

Self Storage 0.21%
Public Storage Inc., Series E, 6.750%	Baa1/BBB+	9,400	190,350

Shopping Centers 5.38%
Kimco Realty Corp., Series G, 7.750%	Baa2/BBB+	200,000	4,574,000

Specialty Finance 12.91%
CapLease Inc., Series A, 8.125% (3)	NR/NR	135,708	2,747,408
Gramercy Capital Corp., Series A, 8.125% (3)	NR/NR	237,873	4,160,399
NorthStar Realty Finance Corp.:
Series A, 8.750% (3)	NR/NR	219,327	3,070,578
Series B, 8.250% (3)	NR/NR	108,952	1,438,166

			11,416,551

TOTAL PREFFERED STOCK (Cost $84,050,726)			56,539,258

Footnotes to DCA Statement of Investments on page 20.

18 2008 Semi-Annual Report (Unaudited)	www.dividendcapital.com

STATEMENT OF INVESTMENTS (CONTINUED)

June 30, 2008 (Unaudited)

Dividend Capital Realty Income Allocation Fund (continued)

	Bond Rating Moody’s/S&P (Unaudited)	Shares/ Principal Amount	Market Value
COMMERCIAL REAL ESTATE
COLLATERALIZED DEBT OBLIGATIONS 11.72%
CW Capital Cobalt II, Ltd.:
Series K, 6.283%, 04/26/2016 (1)(2)(4)(6)(8)	Ba2/BB	4,000,000	$1,742,680
Class P.S.,19.148%, 04/26/2016 (1)(2)(4)(6)(7)	NR/NR	3,500,000	1,295,490
Lenox Street, Series 2007-1, 17.000%, 06/04/2017 (1)(2)(4)(6)(7)	NR/NR	1,000,000	350,410
Sorin Real Estate CDO II Ltd., Series 2005 2A, Class H, 6.783%, 01/04/2016 (1)(2)(4)(6)(8)	Ba3/BB	7,500,000	2,792,700
Taberna Preferred Funding III Ltd., Class E, 11/05/2015 *(1)(2)(4)(6)(9)	NR/CCC-	2,000,000	0
Taberna Preferred Funding V Ltd.
Class B-IL, 02/05/2016 *(1)(2)(4)(6)(9)	NR/CCC-	3,000,000	0
Class B-2L, 02/05/2016 *(1)(2)(4)(6)(9)	NR/CC	3,000,000	0
Vertical CRE CDO 2006-I, Ltd.:
Class G, 6.783%, 04/22/2013 (1)(2)(4)(6)(8)	NR/BB+	6,500,000	3,195,595
Class P.S., 14.594%, 04/22/2013 (1)(2)(4)(6)(7)	NR/NR	1,800,000	990,000

TOTAL COMMERCIAL REAL ESTATE COLLATERALIZED DEBT OBLIGATIONS (Cost $32,263,814)			10,366,875

COLLATERALIZED LOAN OBLIGATIONS 8.63%
Babson CLO 2005-III, Ltd., 25.848%, 11/11/2019 (1)(2)(4)(6)(7)	NR/NR	13,000,000	6,173,570
Fraser Sullivan CLO I Ltd., 15.212%, 03/15/2017 (1)(2)(4)(6)(7)	NR/NR	3,400,000	1,462,000

TOTAL COLLATERALIZED LOAN OBLIGATIONS (Cost $16,400,000)			7,635,570

COMMERCIAL MORTGAGE-BACKED SECURITIES 0.64%
JP Morgan Chase, Series 2005-LDP2, Class M, 5.806%, 06/15/2016 (1)(2)(4)(6)(8)	Ba3/BB	1,597,000	465,813
Wachovia Bank, Series 2005 C18, 7.028%, 05/19/2015 (1)(4)(6)	B1/B+	248,100	97,211

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $1,447,625)			563,024

LOAN PARTICIPATIONS 0.78%
Mervyn’s Junior Syndication Mezzanine, 5.963%, 01/01/2009 (2)(4)(8)	NR/NR	733,784	689,757

TOTAL LOAN PARTICIPATIONS (Cost $733,784)			689,757

Footnotes to DCA Statement of Investments on page 20.

1.866.324.7348	2008 Semi-Annual Report (Unaudited) 19

STATEMENT OF INVESTMENTS (CONTINUED)

June 30, 2008 (Unaudited)

Dividend Capital Realty Income Allocation Fund (continued)

	Bond Rating Moody’s/S&P (Unaudited)	Shares/ Principal Amount	Market Value
U.S. GOVERNMENT OBLIGATIONS 8.95%
U.S. Treasury Notes, 4.125%, 08/15/2008 (5)		6,395,000	$6,414,991
U.S. Treasury Bills, 08/14/2008 (5)		500,000	499,022
U.S. Treasury Bills, 08/14/2008 (5)		1,000,000	998,203

TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost $7,889,165)			7,912,216

NON-REGISTERED INVESTMENT COMPANIES 2.59%
INVESCO Navigator Fund, 7.979% (1)(2)(4)	NR/NR	3,946	2,288,680

TOTAL NON-REGISTERED INVESTMENT COMPANIES (Cost $3,946,000)			2,288,680

REPURCHASE AGREEMENTS 0.94%
State Street Bank & Trust Co., dated 06/30/2008, 0.5%, due 07/01/2008, proceeds of $827,505 collateralized by Fannie Mae, 6.000%, 09/18/2008, valued at $831,714 including accrued interest	NR/NR		827,505

TOTAL REPURCHASE AGREEMENTS (Cost $827,505)			827,505

TOTAL INVESTMENTS 129.32% (Cost $184,408,340)			$114,360,927
Liabilities in Excess of Net Other Assets (29.32%)			(25,928,149)

NET ASSETS 100.00%			$88,432,778

Footnotes to DCA Statement of Investments:

*	Non-income producing security.
(1)

This security was purchased pursuant to the terms of a private placement memorandum and is exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Rule 144A of the Securities Act. This security may only be sold in transactions exempt from registration under the Securities Act, which most commonly involves a sale to “qualified institutional buyers” under Rule 144A. As of June 30,2008 the value of these securities amounted to $21,466,695 or 18.75% of total investments.

(2)	This security has been valued at its fair value determined in good faith by or under the direction of the Board of Trustees.
(3)	All or a portion of the shares held in this security are pledged as collateral for the borrowings under the Revolving Credit and Security Agreement (Note 6).
(4)	This security is considered illiquid by the Adviser.
(5)	All or a portion of the entire principal amount of this security is pledged as collateral for total return swap agreements.
(6)	The expected maturity date listed herein differs from the legal maturity date due to the expected schedule of principal payments.
(7)

This security represents a junior tranche whereby the holder is entitled to all residual interest, if any, which can vary. The rate listed is the Adviser’s estimated rate of residual interest as of the reporting date.

(8)	The coupon rate shown on floating or adjustable rate securities represents the current effective rate at June 30, 2008.
(9)	Security in default.

See accompanying Notes to Financial Statements.

20 2008 Semi-Annual Report (Unaudited)	www.dividendcapital.com

STATEMENT OF INVESTMENTS (CONTINUED)

June 30, 2008 (Unaudited)

Dividend Capital Realty Income Allocation Fund (continued)

Open Total Return Swap Contracts (“TRS”) ^ as of June 30, 2008

Counter Party Contract Type	Termination Date	Notional Shares	Underlying Notional (local currency)	Unrealized Appreciation/ (Depreciation) ($USD)
Royal Bank of Canada
Artis Real Estate Investment Trust TRS	01/30/2013	50,000	$697,500 CAD	$73,627
Allied Properties Real Estate Investment TRS	01/28/2013	117,000	2,209,767 CAD	150,820
Calloway Real Estate Investment Trust TRS	01/28/2013	87,500	1,859,375 CAD	(141,732)
Canadian Apartment Properties Real Estate Investment Trust TRS	01/28/2013	183,000	2,739,510 CAD	441,932
Chartwell Senior Housing Real Estate Investment Trust TRS	01/28/2013	80,000	788,000 CAD	(51,833)
Dundee Real Estate Investment Trust TRS	01/28/2013	80,000	2,596,000 CAD	(96,598)
Firm Capital Mortgage Investment Funds TRS	01/28/2013	150,000	1,512,000 CAD	116,330
H&R Real Estate Investment Trust TRS	01/28/2013	178,500	3,354,015 CAD	(138,433)
Northern Property Real Estate Investment Trust TRS	01/28/2013	155,000	3,189,900 CAD	295,195
Primaris Retail Real Estate Investment Trust TRS	01/28/2013	204,500	3,231,100 CAD	503,897
RioCan Real Estate Investment Trust TRS	01/28/2013	160,000	3,340,608 CAD	(160,024)
UBS
CapitaMall Trust TRS	05/18/2009	400,000	$1,468,502 SGD	$(200,244)
CapitaMall Trust TRS	05/20/2009	400,000	1,483,389 SGD	(211,184)
CapitaMall Trust TRS	05/21/2009	400,000	1,445,560 SGD	(183,385)
Westfield Group TRS	06/16/2009	204,000	3,428,214 AUD	(102,419)

Total		2,849,500		$(1,690,413)

^	For each total return swap contract, the Fund receives the total return and dividend income on the underlying security and pays a floating rate based on a local interest rate plus a spread of 0.30% to 0.50%.

AUD – Australian Dollar

CAD – Canadian Dollar

SGD – Singapore Dollar

1.866.324.7348	2008 Semi-Annual Report (Unaudited) 21

STATEMENT OF INVESTMENTS

June 30, 2008 (Unaudited)

Dividend Capital Global Realty Exposure Fund

	Bond Rating Moody’s/S&P (Unaudited)	Shares	Market Value
COMMON STOCK 19.24%
Building—Heavy Construction 0.76%
Socovesa Sponsored ADR - Chile (1)		80,000	$573,112

Healthcare 2.74%
Medical Properties Trust, Inc.		205,000	2,074,600

Hotels 3.33%
Ashford Hospitality Trust, Inc. (2)		545,850	2,521,827

Mortgage—Commercial 2.56%
iStar Financial Inc. (2)		146,600	1,936,586

Real Estate Operators & Developers 1.05%
Franshion Properties China Ltd. - Hong Kong		1,835,000	698,958
Sino-Ocean Land Holdings Ltd. - Hong Kong		173,000	97,624

			796,582

Specialty Finance 8.80%
Arbor Realty Trust Inc.		88,000	789,360
Gramercy Capital Corp. (2)		231,500	2,683,085
NorthStar Realty Finance Corp. (2)		384,500	3,199,040

			6,671,485

TOTAL COMMON STOCK (Cost $28,333,062)			14,574,192

PREFERRED STOCK 59.63%
Apartments 2.78%
BRE Properties Inc.:
Series C, 6.750%	Baa3/BBB-	85,000	1,759,500
Series D, 6.750%	Baa3/BBB-	16,600	342,956

			2,102,456

Diversified/Miscellaneous 3.14%
Vornado Realty Trust:
Series F, 6.750%	Baa3/BBB-	109,000	2,169,100
Series I, 6.625%	Baa3/BBB-	11,000	213,510

			2,382,610

Footnotes to DCW Statement of Investments on page 26.

22 2008 Semi-Annual Report (Unaudited)	www.dividendcapital.com

STATEMENT OF INVESTMENTS (CONTINUED)

June 30, 2008 (Unaudited)

Dividend Capital Global Realty Exposure Fund (continued)

	Bond Rating Moody’s/S&P (Unaudited)	Shares	Market Value
PREFERRED STOCK (continued)
Hotels 8.08%
Hospitality Properties Trust, Series C, 7.000%	Baa3/BB+	34,447	$582,154
LaSalle Hotel Properties:
Series D, 7.500%	NR/NR	76,400	1,496,676
Series E, 8.000%	NR/NR	10,000	209,000
Series G, 7.250%	NR/NR	27,500	507,100
Strategic Hotels & Resorts Inc.:
Series B, 8.250%	NR/NR	74,530	1,341,540
Series C, 8.250%	NR/NR	54,000	1,036,800
Sunstone Hotel Investors Inc., Series A, 8.000%	NR/NR	51,400	950,900

			6,124,170

Industrial 2.24%
AMB Property Corp., Series M, 6.750%	Baa2/BBB-	23,500	505,485
Prologis Trust, Series G, 6.750%	Baa2/BBB	57,000	1,191,300

			1,696,785

Mortgage—Commercial 6.30%
iStar Financial Inc.:
Series F, 7.800%	Ba1/BB+	80,000	1,324,800
Series I, 7.500%	Ba1/BB+	62,000	995,100
Newcastle Investment Corp., Series D, 8.375%	NR/NR	200,000	2,450,000

			4,769,900

Net Lease 3.28%
Entertainment Properties Trust, Series B, 7.750%	NR/NR	40,000	839,600
Realty Income Corp., Series E, 6.750%	Baa2/BBB-	75,000	1,642,500

			2,482,100

Office—Central Business District 3.92%
SL Green Realty Corp., Series C, 7.625%	NR/NR	133,200	2,971,026

Footnotes to DCW Statement of Investments on page 26.

1.866.324.7348	2008 Semi-Annual Report (Unaudited) 23

STATEMENT OF INVESTMENTS (CONTINUED)

June 30, 2008 (Unaudited)

Dividend Capital Global Realty Exposure Fund (continued)

	Bond Rating Moody’s/S&P (Unaudited)	Shares	Market Value
PREFERRED STOCK (continued)
Office—Suburban 10.82%
BioMed Realty Trust Inc., Series A, 7.375%	NR/NR	225,000	$4,500,000
Digital Realty Trust Inc., Series B, 7.875%	NR/NR	50,000	1,053,500
Kilroy Realty Corp., Series F, 7.500%	NR/NR	120,000	2,640,600

			8,194,100

Regional Malls 0.07%
Glimcher Realty Trust, Series G, 8.125%	B1/B	3,200	52,640

Self Storage 2.94%
Public Storage Inc.:
Series E, 6.750%	Baa1/BBB+	16,900	342,225
Series M, 6.625%	Baa1/BBB+	95,000	1,887,650

			2,229,875

Shopping Centers 13.15%
Kimco Realty Corp., Series G, 7.750%	Baa2/BBB+	400,000	9,508,000
Regency Centers Corp., Series C, 7.450%	Baa3/BBB	20,500	456,945

			9,964,945

Specialty Finance 2.91%
Gramercy Capital Corp., Series A, 8.125%	NR/NR	79,500	1,390,455
NorthStar Realty Finance Corp.:
Series A, 8.750%	NR/NR	39,500	553,000
Series B, 8.250%	NR/NR	20,000	264,000

			2,207,455

TOTAL PREFERRED STOCK (Cost $55,539,215)			45,178,062

Footnotes to DCW Statement of Investments on page 26.

24 2008 Semi-Annual Report (Unaudited)	www.dividendcapital.com

STATEMENT OF INVESTMENTS (CONTINUED)

June 30, 2008 (Unaudited)

Dividend Capital Global Realty Exposure Fund (continued)

	Bond Rating Moody’s/S&P (Unaudited)	Principal Amount	Market Value
COMMERCIAL REAL ESTATE
COLLATERALIZED DEBT OBLIGATIONS 6.69%
Gramercy Real Estate, Series 2007-1A:
Class GFX, 6.000%, 08/15/2016 (1)(3)(4)(5)	NR/BBB	$2,000,000	$809,100
Class HFX, 6.000%, 08/15/2016 (1)(3)(4)(5)	NR/BBB-	5,150,000	1,915,079
Morgan Stanley Capital I, 2007-SRR4, Series G, 4.979%, 06/20/2016 (1)(3)(4)(5)(6)	NR/NR	5,750,000	2,342,148

TOTAL COMMERCIAL REAL ESTATE COLLATERALIZED DEBT OBLIGATIONS (Cost $11,650,900)			5,066,327

U.S. GOVERNMENT OBLIGATIONS 19.64%
U.S. Treasury Bills:
1.883% to 1.937%, 07/10/2008 (2)		8,200,000	8,196,283
1.234%, 08/14/2008 (2)		6,700,000	6,688,003

TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost $14,884,286)			14,884,286

REPURCHASE AGREEMENTS 0.72%
State Street Bank & Trust Co. , dated 06/30/2008, 0.500%, due 07/01/2008, proceeds $547,551 collateralized by U.S. Treasury Bills, 1.816%, 09/18/2008, valued at $547,836.		547,544	547,544

TOTAL REPURCHASE AGREEMENTS (Cost $547,544)			547,544

TOTAL INVESTMENTS 105.92% (Cost $110,955,007)			$80,250,411
Liabilities in Excess of Other Assets (5.92%)			(4,485,014)

NET ASSETS 100.00%			$75,765,397

Footnotes to DCW Statement of Investments on page 26.

1.866.324.7348	2008 Semi-Annual Report (Unaudited) 25

STATEMENT OF INVESTMENTS (CONTINUED)

June 30, 2008 (Unaudited)

Dividend Capital Global Realty Exposure Fund (continued)

Footnotes to DCW Statement of Investments:

ADR – American Depository Receipt

(1)

This security was purchased pursuant to the terms of a private placement memorandum and is exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Rule 144A of the Securities Act. This security may only be sold in transactions exempt from registration under the Securities Act, which most commonly involves a sale to “qualified institutional buyers” under Rule 144A. As of June 30,2008 the value of these securities amounted to $5,639,439 or 7.44% of total investments.

(2)	All or a portion of this security is pledged as collateral for swap agreements.
(3)	This security has been valued at fair values determined in good faith by or under the direction of the Board of Trustees.
(4)	The expected maturity date of this security listed herein differs from the legal maturity date due to the expected schedule of principal payments.
(5)	This security is considered illiquid by the Adviser.
(6)	The coupon rate shown on floating or adjustable rate securities represents the current effective rate at June 30, 2008.

See accompanying Notes to Financial Statements.

Open Interest Rate Swap Contracts as of June 30, 2008

Counter Party	Termination Date	Underlying Notional (local currency)	Fixed Rate Paid by the Fund at 06/30/2008	Floating Rate Received by the Fund at 06/30/2008		Net Interest Receivable	Unrealized Appreciation/ Depreciation ($USD)
Deutsche Bank	04/25/2013	1,501,684,950 JPY	1.10%	0.73	% *	$(1,147,970)	$136,047

Total							$136,047

*	Based on one-month TIBOR (Tokyo Interbank Domestic Yen Offered Rate).

26 2008 Semi-Annual Report (Unaudited)	www.dividendcapital.com

STATEMENT OF INVESTMENTS (CONTINUED)

June 30, 2008 (Unaudited)

Dividend Capital Global Realty Exposure Fund (continued)

Open Total Return Swap Contracts (“TRS”)^ as of June 30, 2008

Counter Party Contract Type	Termination Date	Notional Shares	Underlying Notional (local currency)	Unrealized Appreciation/ (Depreciation) ($USD)
Deutsche Bank
DA Office Investment Corporation TRS	01/31/2011	438	180,894,000 JPY	$86,622
Japan Hotel and Resort Inc. TRS	01/31/2011	656	226,320,000 JPY	(284,183)
Japan Logistics Fund Inc. TRS	01/31/2011	255	175,440,000 JPY	4,803
Japan Real Estate Investment Corporation TRS	01/31/2011	344	450,640,000 JPY	(615,530)
Japan Retail Fund Investment Corporation TRS	01/31/2011	506	339,020,000 JPY	(276,386)
Nippon Residential Investment Corporation TRS	01/31/2011	700	247,800,000 JPY	(230,729)
Royal Bank of Canada
Allied Properties Real Estate Investment Trust TRS	05/29/2013	110,000	2,394,700 CAD	(169,364)
Artis Real Estate Investment Trust TRS	05/29/2013	52,000	857,480 CAD	(53,035)
Artis Real Estate Investment Trust TRS	05/29/2013	49,000	808,010 CAD	(49,975)
Calloway Real Estate Investment Trust TRS	05/29/2013	88,300	1,859,598 CAD	(126,427)
Canadian Apartment Properties Real Estate Investment Trust TRS	05/29/2013	140,000	2,403,800 CAD	35,697
H&R Real Estate Investment Trust TRS	05/29/2013	115,000	2,263,200 CAD	(189,467)
Northern Property Real Estate Investment Trust TRS	05/29/2013	100,000	2,346,000 CAD	(92,184)
Primaris Retail Real Estate Investment Trust TRS	05/29/2013	60,000	1,035,000 CAD	62,371
RioCan Real Estate Investment Trust TRS	05/29/2013	150,000	3,166,500 CAD	(183,878)

^	For each total return swap contract, the Fund receives the total return on dividend income on the underlying security and pays a floating rate based on local interest rates plus a spread of 0.30% to 0.50%.

CAD – Canadian Dollar

JPY – Japanese Yen

1.866.324.7348	2008 Semi-Annual Report (Unaudited) 27

STATEMENT OF INVESTMENTS (CONTINUED)

June 30, 2008 (Unaudited)

Dividend Capital Global Realty Exposure Fund (continued)

Open Total Return Swap Contracts (“TRS”)^ as of June 30, 2008 (continued)

Counter Party Contract Type	Termination Date	Notional Shares	Underlying Notional (local currency)	Unrealized Appreciation/ (Depreciation) ($USD)
UBS
Ascendas Real Estate Investment Trust TRS	06/02/2009	2,406,000	5,918,760 SGD	$(442,101)
Ascott Residence Trusts TRS	06/02/2009	3,208,000	4,138,320 SGD	(518,731)
CapitaMall Trust TRS	06/02/2009	1,630,000	5,525,700 SGD	(479,218)
CDL Hospitality Trust TRS	06/02/2009	1,781,000	3,562,000 SGD	(314,167)
Champion Real Estate Investment Trust TRS	06/02/2009	7,054,000	25,676,560 HKD	(27,140)
Confinimmo SA TRS	07/20/2009	5,400	647,852 EUR	(38,025)
Frasers Centrepoint Trust TRS	06/02/2009	2,602,000	3,434,640 SGD	(248,620)
Kenedix Realty Investment Corporation TRS	03/12/2009	372	241,428,000 JPY	(66,563)
Nippon Building Fund, Inc. TRS	03/12/2009	337	471,800,000 JPY	(476,056)
Prologis European Properties TRS	07/20/2009	65,500	644,494 EUR	(79,366)
Sunlight Real Estate Investment Trust TRS	06/02/2009	12,850,000	27,756,000 HKD	(395,524)
Swiss Prime Site AG TRS	07/20/2009	16,200	1,059,055 CHF	(91,562)
The Link Real Estate Investment Trust TRS	06/02/2009	1,840,000	36,174,400 HKD	(448,364)
Westfield Group TRS	06/16/2009	216,000	3,629,874 AUD	(108,706)

Total		34,542,008		$(5,815,808)

^	For each total return swap contract, the Fund receives the total return on dividend income on the underlying security and pays a floating rate based on local interest rates plus a spread of 0.30% to 0.50%.

AUD – Australian Dollar

CHF – Swiss Franc

EUR – Euro

HKD – Hong Kong Dollar

JPY – Japanese Yen

SGD – Singapore Dollar

28 2008 Semi-Annual Report (Unaudited)	www.dividendcapital.com

STATEMENTS OF ASSETS & LIABILITIES

June 30, 2008 (Unaudited)

	Dividend Capital Realty Income Allocation Fund	Dividend Capital Global Realty Exposure Fund
ASSETS:
Investments at market value	$114,360,927	$80,250,411
Cash	—	547,544
Receivable for securities sold	1,310,896	—
Dividends and interest receivable	1,554,041	941,162
Swap interest receivable	272,481	633,235
Unrealized appreciation on swap agreements	1,581,807	325,541
Other assets	100,737	21,437

TOTAL ASSETS	$119,180,889	$82,719,330

LIABILITIES:
Bank overdraft	$5,354	$—
Line of credit payable to bank	28,304,000	—
Distributions payable	229,041	153,920
Payable for securities purchased	514,289	547,544
Unrealized depreciation on swap agreements	1,285,852	6,005,302
Swap interest payable	12,317	126,391
Payable for line of credit fees	77,080	—
Payable for investment advisory fees	89,920	65,632
Payable for administrative fees	10,579	6,563
Payable for trustees’ fee	46,596	18,159
Other liabilities	173,083	30,422

TOTAL LIABILITIES	$30,748,111	$6,953,933

NET ASSETS	$88,432,778	$75,765,397

COMPOSITION OF NET ASSETS:
Common stock, $0.001 par value (unlimited number of shares authorized)	$14,161	$7,591
Paid-in capital	198,568,250	144,196,407
(Over)/undistributed net investment income	896,547	(4,079,618)
Accumulated net realized loss on investments, swap contracts and foreign currency transactions	(41,294,722)	(28,476,129)
Net unrealized depreciation of investments, swap contracts and translation of assets and liabilities denominated in foreign currencies	(69,751,458)	(35,882,854)

NET ASSETS	$88,432,778	$75,765,397

COST OF INVESTMENTS	$184,408,340	$110,955,007

SHARES OUTSTANDING AND NET ASSET VALUE PER SHARE:
Common shares outstanding, $0.001 par value (unlimited number of shares authorized)	14,161,010	7,590,970
Net asset value per share	$6.24	$9.98

See accompanying Notes to Financial Statements.

1.866.324.7348	2008 Semi-Annual Report (Unaudited) 29

STATEMENTS OF OPERATIONS

For the Six Months Ended June 30, 2008 (Unaudited)

	Dividend Capital Realty Income Allocation Fund	Dividend Capital Global Realty Exposure Fund
INVESTMENT INCOME:
Dividends (net of withholding taxes of $0 and $7,946 respectively)	$5,408,387	$3,378,210
Interest	3,387,766	499,475

Total Investment Income	8,796,153	3,877,685

EXPENSES:
Line of credit interest and fees (Note 6)	$851,200	$—
Investment Advisory fees (Note 5)	615,168	445,713
Administrative fees (Note 5)	72,373	44,571
Trustee fees and expenses (Note 5)	76,128	32,352
Audit and tax fees	61,092	39,192
Legal expenses	87,788	24,286
Listing expenses	17,918	36,888
Other expenses	78,350	50,415

Total Expenses	$1,860,017	$673,417

NET INVESTMENT INCOME	$6,936,136	$3,204,268

REALIZED AND UNREALIZED GAIN/(LOSS):
Net realized loss from:
Investments	(19,009,313)	(5,428,354)
Swap contracts	(8,313,486)	(21,954,728)
Foreign currency transactions	(37,009)	(1,154)

Net realized loss	(27,359,808)	(27,384,236)

Net change in unrealized appreciation/(depreciation) on:
Investments	(5,816,312)	(6,763,933)
Swap contracts	4,586,761	8,246,708
Translation of assets and liabilities denominated in foreign currencies	—	(1,397)

Net change	(1,229,551)	1,481,378

DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(21,653,223)	$(22,698,590)

See accompanying Notes to Financial Statements.

30 2008 Semi-Annual Report (Unaudited)	www.dividendcapital.com

STATEMENTS OF CHANGES IN NET ASSETS

June 30, 2008 (Unaudited)

	Dividend Capital Realty Income Allocation Fund
	For the Six Months Ended June 30, 2008*	For the Period Ended December 31, 2007 (1)	For the Year Ended September 30, 2007
Operations:
Net investment income/(loss)	$6,936,136	$(619)	$14,146,432
Net realized gain/(loss) on investments, swap transactions and foreign currency transactions	(27,359,808)	(9,258,374)	8,801,263
Change in net unrealized appreciation/(depreciation) on investments, swap transactions and foreign currency transactions	(1,229,551)	(22,332,749)	(59,136,106)

Net decrease in net assets resulting from operations	(21,653,223)	(31,591,742)	(36,188,411)

Distributions to Shareholders:
From net investment income	(9,289,067)	(4,613,247)	(19,005,710)
From net realized gain on investments	—	—	(1,104,803)

Net decrease in net assets from distributions to shareholders	(9,289,067)	(4,613,247)	(20,110,513)

Capital Share Transactions:
Net asset value of common shares issued to shareholders from reinvested dividends	1,313,416	296,369	3,321,306

Increase in net assets from capital share transactions	1,313,416	296,369	3,321,306

Net Decrease in Net Assets	(29,628,874)	(35,908,620)	(52,977,618)

NET ASSETS:
Beginning of period	118,061,652	153,970,272	206,947,890
End of period (2)	$88,432,778	$118,061,652	$153,970,272

*	Unaudited
(1)	The Dividend Capital Realty Income Allocation Fund changed its fiscal year from September 30th to December 31st. Amounts shown are for the period from October 1, 2007 to December 31, 2007.
(2)	Includes (over)/undistributed net investment income of $896,547, $3,249,478 and $1,281,619, respectively.

See accompanying Notes to Financial Statements.

1.866.324.7348	2008 Semi-Annual Report (Unaudited) 31

STATEMENTS OF CHANGES IN NET ASSETS

June 30, 2008 (Unaudited)

	Dividend Capital Global Realty Exposure Fund
	For the Six Months Ended June 30, 2008*	For the Period Ended December 31, 2007 (1)
Operations:
Net investment income	$3,204,268	$4,361,883
Net realized gain on investments, swap transactions, foreign currency transactions and payments from affiliates	(27,384,236)	32,131
Change in net unrealized depreciation on investments, swap transactions and foreign currency transactions	1,481,378	(37,364,232)

Decrease in net assets resulting from operations	(22,698,590)	(32,970,218)

Distributions to Shareholders:
From net investment income	(6,799,555)	(5,940,370)

Net decrease in net assets from distributions to shareholders	(6,799,555)	(5,940,370)

Capital Share Transactions:
Proceeds from sales of common shares, net of offering costs	—	142,950,000
Net asset value of common shares issued to shareholders from reinvested dividends	830,887	293,235

Increase in net assets from capital share transactions	830,887	143,243,235

Net Increase/(Decrease) in Net Assets	(28,667,258)	104,332,647

NET ASSETS:
Beginning of period	104,432,655	100,008 (2)
End of period (3)	$75,765,397	$104,432,655

*	Unaudited
(1)	For the period June 27, 2007 (inception date of the Fund’s initial public offering) through December 31, 2007.
(2)	Initial seed capital.
(3)	Includes overdistributed net investment income of ($4,079,618) and ($484,331), respectively.

See accompanying Notes to Financial Statements.

32 2008 Semi-Annual Report (Unaudited)	www.dividendcapital.com

STATEMENTS OF CASH FLOWS

June 30, 2008 (Unaudited)

	Dividend Capital Realty Income Allocation Fund
	For the Six Months Ended June 30, 2008*	For the Period Ended December 31, 2007(1)	For the Year Ended September 30, 2007
Cash Flows from Operating Activities:
Net decrease in net assets from operations	$(21,635,305)	$(31,591,742)	$(36,188,411)
Adjustments to reconcile net increase in net assets from operations to net cash used in operating activities:
Purchase of investment securities	(20,344,454)	(14,230,789)	(130,812,042)
Proceeds from disposition of investment securities	42,993,079	30,272,388	135,511,809
Net sale of short-term investments	2,460,200	4,400,768	16,115,646
Net realized gain/(loss) from investments, swap transactions and foreign currency transactions	27,359,808	9,258,374	(8,801,263)
Net change in unrealized appreciation on investments, swap transactions and foreign currency transactions	1,229,551	22,332,749	59,136,106
Increase/decrease in dividends and interest receivable	1,514,731	(346,849)	135,751
Increase/decrease in net swap interest receivable	(115,786)	13,953	30,528
Increase/decrease in receivable for securities sold	1,074,452	(2,385,348)	310,401
Increase/decrease in payable for securities purchased	514,289	0	(2,223,768)
Increase/decrease in prepaid expenses and other assets	(100,737)	151,701	105,113
Increase in accrued expenses and other payables	(70,316)	(75,543)	(27,083)
Increase/decrease in distributions payable	(1,309,772)	1,538,813	(444,893)
Accretion/amortization of discounts/premium on investment securities	(31,443)	(21,597)	59,360

Net Cash Provided by Operating Activities	$33,538,297	$19,316,878	$32,907,254

Cash Flows from Financing Activities:
Proceeds from bank borrowing	$—	$3,000,000	$7,500,000
Payment on outstanding debt	(25,568,000)	(18,000,000)	(23,628,000)
Cash distributions paid	(7,975,651)	(4,316,878)	(16,789,207)

Net Cash Provided by Financing Activities	$(33,543,651)	$(19,316,878)	$(32,917,207)

Cash
Beginning Balance	$0	$0	$9,953
Ending Balance	$(5,354)	$0	$0
Supplemental Disclosure of Cash Flow Information:
Cash paid for interest and fees on bank borrowing	$774,120	$1,024,168	$4,920,783

Non-cash financing activities not included herein consist of reinvestment of dividends and distributions of $1,313,456, $296,369 and $3,321,306, respectively.

*	Unaudited
(1)	The Dividend Capital Realty Income Allocation Fund changed its fiscal year from September 30th to December 31st. Amounts shown are from the period from October 1, 2007 to December 31, 2007.

See accompanying Notes to Financial Statements.

1.866.324.7348	2008 Semi-Annual Report (Unaudited) 33

FINANCIAL HIGHLIGHTS

Dividend Capital Realty Income Allocation Fund

	For the Six Months Ended June 30, 2008*		For the Period Ended December 31, 2007 (10)
PER SHARE OPERATING DATA:
Net Asset Value, Beginning of Period	$8.44		$11.03
Income from investment operations:
Net investment income/(loss) (7)	0.50		(0.00	) (9)
Net gains/(losses) on securities, realized and unrealized	(2.04)		(2.26)

Total From Investment Operations	(1.54)		(2.26)
Dividends and/or Distributions to Shareholders:
Dividends from net investment income	(0.66)		(0.33)
Dividends from net realized gain on investments	0.00		0.00

Total Distributions	(0.66)		(0.33)

Offering Costs Charged to Paid-in Capital	0.00		0.00
Offering Cost Adjustment	0.00		0.00
Net Asset Value, End of Period	$6.24		$8.44

Market Price, End of Period	$5.30		$8.06

Total Return, Net Asset Value (3)	-18.91%		-20.62%

Total Return, Market Value (3)	-27.88%		-25.08%
Net Assets, End of Period (000’s)	$88,433		$118,062
Ratio of Total Expenses to Average Net Assets	3.60	% (4)	5.20	% (4)
Ratio of Total Expenses to Average Net Assets after reduction to custodian expenses	3.60	% (4)	5.20	% (4)
Ratio of Operating Expenses to Average Net Assets (6)	1.95	% (4)	2.42	% (4)
Ratio of Operating Expenses to Average Net Assets after reduction to custodian expenses (6)	1.95	% (4)	2.42	% (4)
Ratio of Net Investment Income/(Loss) to Average Net Assets	13.44	% (4)	(0.00	)% (4)
Portfolio Turnover Rate (5)	14.28%		7.27%
Bank Borrowings:
Supplemental Data:
Loan Outstanding, End of Period (000’s)	$28,304		$53,872
Asset Coverage for Loan Outstanding	386%		305%

*	Unaudited
(1)	For the period from February 24, 2005 (inception of offering) to September 30, 2005.
(2)	Net of sales load of $0.675 on initial shares issued.
(3)

Total investment return is calculated assuming a purchase of common shares of the opening of the first day and sale on the closing of the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s reinvestment plan. Total investment return is not annualized for periods of less than one year. Brokerage commissions are not reflected.

(4)	Ratio annualized for the period of less than one year.

34 2008 Semi-Annual Report (Unaudited)	www.dividendcapital.com

FINANCIAL HIGHLIGHTS (CONTINUED)

Dividend Capital Realty Income Allocation Fund

For the Year Ended September 30, 2007	For the Year Ended September 30, 2006	For the Period Ended September 30, 2005 (1)
$15.08	$14.43	$14.33	(2)
1.02	0.99	0.63
(3.61)	0.97	0.09

(2.59)	1.96	0.72
(1.38)	(1.31)	(0.57)
(0.08)	0.00	0.00

(1.46)	(1.31)	(0.57)

0.00	0.00	(0.05)
0.00	0.00 (8)	0.00
$11.03	$15.08	$14.43

$11.16	$14.52	$14.12

-19.05%	14.95%	4.73%

-14.93%	13.11%	1.68%
$153,970	$206,948	$197,433
4.11%	3.98%	2.74	% (4)
4.11%	3.97%	2.72	% (4)
1.70%	1.73%	1.68	% (4)
1.70%	1.72%	1.66	% (4)
6.98%	6.92%	7.39	% (4)
47.40%	71.99%	92.47%
$68,872
311%

(5)

A portfolio turnover rate is the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding short-term investments) for a period and dividing it by monthly average of the market value of the portfolio securities during the period. Purchases and sales of investment securities (excluding short-term securities) for the six months ended June 30, 2008 were $20,344,454 and $42,933,079, respectively.

(6)	Operating expenses do not include interest expense on the line of credit.
(7)	Calculation based on average shares outstanding.
(8)	Common share offering cost adjustment is less than $0.005 per share.
(9)	Less than ($0.005) per share.
(10)	The Fund changed its fiscal year end from September 30 to December 31. Amounts shown are for the period from October 1, 2007 to December 31, 2007.

See accompanying Notes to Financial Statements.

1.866.324.7348	2008 Semi-Annual Report (Unaudited) 35

FINANCIAL HIGHLIGHTS

Dividend Capital Global Realty Exposure Fund

	For the Six Months Ended June 30, 2008*		For the Period Ended December 31, 2007 (1)
PER SHARE OPERATING DATA:
Net Asset Value, Beginning of Period	$13.88		$19.10	(2)
Income from investment operations:
Net investment income	0.43		0.73
Net losses on securities, realized and unrealized	(3.43)		(5.12)

Total From Investment Operations	(3.00)		(4.39)

Dividends and/or Distributions to Shareholders:
Dividends from net investment income	(0.90)		(0.79)

Total Distributions	(0.90)		(0.79)

Offering Costs Charged to Paid-in Capital	0.00		(0.04)
Net Asset Value, End of Period	$9.98		$13.88

Market Price, End of Period	$9.64		$12.45

Total Return, Net Asset Value (3)	-22.38%		-23.20%

Total Return, Net Asset Value excluding payment from affiliate (3)	-22.38%		-23.24%

Total Return, Market Value (3)	-16.35%		-34.36%
Ratios/Supplemental Data
Net Assets, End of Period (000’s)	$75,765		$104,433
Ratio of Total Expenses to Average Net Assets	1.51	% (4)	1.43	% (4)
Ratio of Net Investment Income to Average Net Assets	7.20	% (4)	6.97	% (4)
Portfolio Turnover Rate (5)	4.78%		0.95%

*	Unaudited
(1)	For the period June 27, 2007 (inception date of the Fund’s initial public offering) through December 31, 2007.
(2)	Net of sales load of $0.90 on initial shares issued.
(3)

Total investment return is calculated assuming a purchase of common shares of the opening of the first day and sale on the closing of the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s reinvestment plan. Total investment return is not annualized for periods of less than one year. Brokerage commissions are not reflected.

(4)	Annualized.
(5)

A portfolio turnover rate is the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding short-term investments) for a period and dividing it by monthly average of the market value of the portfolio securities during the period. Purchases and sales of investment securities (excluding short-term securities) for the six months ended June 30, 2008 were $3,678,487 and $11,335,235, respectively.

See accompanying Notes to Financial Statements.

36 2008 Semi-Annual Report (Unaudited)	www.dividendcapital.com

NOTES TO FINANCIAL STATEMENTS

June 30, 2008 (Unaudited)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Dividend Capital Realty Income Allocation Fund (NYSE: “DCA”) and Dividend Capital Global Realty Exposure Fund (NYSE: “DCW”) (collectively, “the Funds”) are registered as closed-end management investment companies under the Investment Company Act of 1940, as amended (the “1940 Act”). Each Fund’s primary investment objective is high current income. Each Fund’s secondary investment objective is capital appreciation.

Initial capitalization for each Fund was provided by Dividend Capital Investments LLC (the “Adviser”) as follows:

	Dividend Capital Realty Income Allocation Fund	Dividend Capital Global Realty Exposure Fund
Organization Date	December 3, 2004	December 30, 2005
Initial Capitalization Date	February 15, 2005	June 13, 2007
Amount of Initial Capitalization	$100,068	$100,008
Common Shares Issued at Capitalization	7,010	5,236
Common Shares Authorized	Unlimited	Unlimited
Public Offering Date	February 24, 2005	June 27, 2007

As of June 30, 2008, the Members of the Adviser’s Investment Committee were Amitabh Godha, Karen Kulvin, Jeffrey Randall and Jeffrey Taylor.

Security Valuation

Pricing Procedures All securities of the Funds are valued as of the close of regular trading on the New York Stock Exchange (“NYSE”), currently 4:00 p.m. (Eastern Standard Time), on each day that the NYSE is open.

Securities traded on the National Association of Securities Dealers Automated Quotation System (“NASDAQ”) are valued at the NASDAQ Official Closing Price (“NOCP”). Domestic exchange-listed securities and non-NASDAQ equity securities not traded on a listed exchange are valued at the last sale price as of the close of the NYSE. In the absence of trading or a NOCP, such securities are valued at the mean of the bid and asked prices. In the event exchange quotations are not available for exchange traded securities, the Funds will obtain at least one price from an independent broker/dealer.

U.S. government and agency securities having a maturity of more than 60 days are valued at the mean between the bid and asked prices. Fixed income securities having a maturity of less than 60 days are valued at amortized cost. Other debt securities are valued at the price provided by an independent pricing service or, if such a price is not available, at the value provided by at least one quotation obtained from a broker/dealer. Securities issued by private funds are priced at the value most recently provided by the private fund or at the bid provided by a broker/dealer.

1.866.324.7348	2008 Semi-Annual Report (Unaudited) 37

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

June 30, 2008 (Unaudited)

Security Valuation (continued)

Foreign exchange traded securities are valued at the last sale price at the close of the exchange on which the security is primarily traded (except in certain countries where market maker prices are used). In the absence of trading, such securities are valued at the mean between the last reported bid and asked prices or the last sale price. Fixed income securities where market quotations are not readily available are valued at fair value.

Exchange traded options, warrants and rights are valued at the last reported sale price at the close of the exchange on which the security is primarily traded. For non-exchange traded options and exchange traded options, warrants and rights for which no sales are reported, the mean between the bid and asked prices is used. For exchange traded options, warrants and rights and foreign exchange traded equity securities in which the markets are not closed at the time that the Fund prices its securities, snapshot prices provided by individual pricing services are used.

The price for futures contracts are the daily quoted settlement prices. Single security total return swaps in which the referenced security is traded on an exchange are valued at the last sale price at the time of close of the NYSE. In the absence of trading of a referenced security, the mean between the closing bid and asked prices will be used.

Fair Valuation If the price of a security is unavailable in accordance with the Funds’ pricing procedures, or the price of a security is suspect, e.g., due to the occurrence of a significant event (as defined below), the security may be valued at its fair value determined pursuant to procedures adopted by the Board. For this purpose, fair value is the price that the Funds reasonably expect to receive on a current sale of the security. Due to the number of variables affecting the price of a security, however, it is possible that the fair value of a security may not accurately reflect the price that the Funds could actually receive on a sale of the security. As of June 30, 2008, securities which have been fair valued represented 19.97% and 6.69% of DCA’s and DCW’s managed assets respectively. Each Fund’s “Managed Assets” equal the Fund’s total assets (including the net asset value of common shares plus the principal amount of any borrowings used for leverage) minus the sum of accrued liabilities other than debt entered into for purposes of leverage.

The following factors, among other relevant factors, may be considered when determining the fair value of a security: (1) fundamental analytical data; (2) forces which influence the market in which the security is sold, including the liquidity and depth of the market; (3) type of security and the cost at date of purchase; (4) most recent quotation received from a broker; (5) transactions or offers with respect to the security; (6) price, yield and the extent of public or private trading in similar securities of the issuer or comparable companies; (7) price and extent of public trading of the security on foreign exchanges; (8) information on world financial

38 2008 Semi-Annual Report (Unaudited)	www.dividendcapital.com

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

June 30, 2008 (Unaudited)

Security Valuation (continued)

markets and comparable financial products; (9) size of the Funds’ holdings; (10) financial statements of the issuer; (11) analyst reports; (12) merger proposals or tender offers; (13) value of other financial instruments, including derivative securities, traded on other markets or among dealers; (14) trading volumes on markets, exchanges or among dealers; (15) values of baskets of securities traded on other markets, exchanges or among dealers; (16) change in interest rates; (17) observations from financial institutions; (18) government (domestic or foreign) actions or pronouncements; (19) in the case of restricted securities, discount from market value of unrestricted securities of the same class at time of purchase, existence and anticipated time frame of any undertaking to register the security and the size of the holding in relation to any unrestricted outstanding shares; (20) in the case of foreign securities, the country’s or geographic region’s political and economic environment, nature of any significant events, American Depository Receipt trading, exchange-traded fund trading and foreign currency exchange activity; (21) in the case of interests in private funds, the absence of transaction activity in interests in the private fund, extraordinary restrictions on redemptions, whether the private fund’s valuation procedures provide for valuation of underlying securities at market value or fair value, actual knowledge of the value of underlying portfolio holdings, review of audited financial statements and ongoing due diligence and monitoring; and (22) in the case of emergencies or other unusual situations, the nature and duration of the event, forces influencing the operation of the financial markets, likelihood of recurrence of the event, and whether the effects of the event are isolated or affect entire markets, countries or regions.

The Funds adopted the provisions of Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157 (“FAS 157”), “Fair Value Measurements,” as well as FASB Standards No. 159 (“FAS 159”), “Fair Value Option for Financial Assets and Financial Liabilities – including an amendment of FASB Statement No. 115”, on January 1, 2008. Management has determined that there is no impact to the Funds as a result of adopting FAS 159. FAS 157 established a three-tier hierarchy to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

1.866.324.7348	2008 Semi-Annual Report (Unaudited) 39

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

June 30, 2008 (Unaudited)

Security Valuation (continued)

Various inputs are used in determining the value of each Fund’s investments as of the reporting period end. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 – Quoted prices in active markets for identical investments

Level 2 – Other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – Significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used to value the Funds’ investments as of June 30, 2008.

Dividend Capital Realty Income Allocation Fund

Valuation Inputs	Investments in Securities at Value	Other Financial Instruments* Unrealized Appreciation (Depreciation)
Level 1 – Quoted Prices	$82,212,738	$—
Level 2 – Other Significant Observable Inputs	32,148,189	295,955
Level 3 – Significant Unobservable Inputs	—	—

Total	$114,360,927	$295,955

Dividend Capital Global Realty Exposure Fund

Valuation Inputs	Investments in Securities at Value	Other Financial Instruments* Unrealized Appreciation (Depreciation)
Level 1 – Quoted Prices	$59,752,255	$—
Level 2 – Other Significant Observable Inputs	20,498,156	(5,679,761)
Level 3 – Significant Unobservable Inputs	—	—

Total	$80,250,411	$(5,679,761)

*	Other financial instruments include swap contracts.

For the six months ended June 30, 2008, the Funds did not have significant unobservable inputs (Level 3) used in determining fair value. Thus, a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value is not applicable.

40 2008 Semi-Annual Report (Unaudited)	www.dividendcapital.com

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

June 30, 2008 (Unaudited)

Significant Events An event is significant if it causes the price for a security determined at the normal time for pricing that security to no longer reflect fair value at the time that the Funds determine their net asset value. A significant event is material (a “Material Significant Event”) if a fair valuation for the security would impact the Funds’ net asset value by more than one-half of one percent (0.5%). If a Material Significant Event has occurred, the Adviser will call a meeting of the Valuation Committee to determine a fair value for the security in accordance with the Funds’ Fair Valuation Procedures.

Risk of Concentration

Because the Funds’ investments are concentrated in the real estate industry, the value of the Funds may be subject to greater volatility than a fund with a portfolio that is less concentrated in a single industry. If the securities of real estate companies as a group fall out of favor with the investors, the Funds could underperform funds that have greater industry diversification.

Security Credit Risk

The Funds invest in high-yield securities, which may be subject to a greater degree of credit risk, market fluctuations and loss of income and principle, and may be more sensitive to economic conditions than lower-yielding, higher-rated fixed-income securities. The Funds may acquire securities in default, and are not obligated to dispose of securities whose issuers subsequently default. As of June 30, 2008, securities with an aggregate market value of $6,677, representing 0.01% of DCA’s net assets, were in default.

Foreign Securities

The Funds may invest a portion of their assets in foreign securities. In the event that the Funds execute a foreign security transaction, the Funds will generally enter into forward foreign currency contracts to settle specific purchases or sales of securities denominated in a foreign currency. Foreign securities may carry more risk than U.S. securities, such as political, market and currency risks. Upon the recommendation of management, the Trustees approved expanding DCA’s exposure to foreign securities to include securities of foreign issuers located outside of North America. As a result, DCA may now invest in securities of foreign issuers located in developed countries.

The accounting records of the Funds are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rate of exchange at period end. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

The effects of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Funds’ Statements of Operations.

1.866.324.7348	2008 Semi-Annual Report (Unaudited) 41

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

June 30, 2008 (Unaudited)

Repurchase Agreements

The Funds may invest in repurchase agreements, which are short-term investments in which the Funds acquire ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. Repurchase agreements are fully collateralized by the underlying debt security. The Funds will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Funds.

Distributions to Shareholders

The Funds intend to make level dividend distributions each month to shareholders. The level dividend rate may be modified by the Board of Trustees from time to time. Dividends and distributions to shareholders are recorded by the Funds on the ex-dividend date. Distributions paid by the Funds are subject to recharacterization for tax purposes. A portion of the distributions paid by the Funds may be reclassified to return of capital and long-term capital gains upon the final determination of the Funds’ taxable income for the year. Net realized gains, unless offset by any available capital loss carryforward, are generally distributed to shareholders annually, although net realized gains may be retained by the Funds in certain circumstances.

Securities Transactions and Investment Income

Investment security transactions are accounted for as of trade date. Dividend income is recorded on the ex-dividend date. Interest income, which includes amortization of premium and accretion of discount, is accrued as earned. Dividend income from REIT securities may include return of capital. Upon notification from the issuer, the amount of the return of capital is reclassified to adjust dividend income, reduce the cost basis and/or adjust realized gain. Realized gains and losses from securities transactions and unrealized appreciation and depreciation of securities are determined using the specific identification method for both financial reporting and income tax purposes.

Reclassifications

Certain amounts for DCA for the year ended September 30, 2007 have been reclassified to conform to the December 31, 2007 presentation.

Use of Estimates

The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America. This requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)

June 30, 2008 (Unaudited)

Investments with Off-Balance Sheet Risk

The Funds enter into financial instrument transactions (such as swaps, futures, option and other derivatives) that may have off-balance sheet market risk. Off-balance sheet market risk exists when the maximum potential loss on a particular financial instrument is greater than the value of such financial instrument as reflected in the Funds’ Statements of Assets and Liabilities.

In addition, the use of total return swaps could adversely affect the character (capital gain vs. ordinary income) of the income recognized by the Funds for U.S. federal income tax purposes, as well as the timing of such income recognition, as compared to a direct investment in the underlying security, and could result in the Funds’ recognition of income prior to the receipt of the corresponding cash. In some market scenarios, the Funds may recognize income and never receive the corresponding cash. This outcome could result in the Funds having to sell assets in order to fund distributions, and in the investor having to pay higher income taxes than would have been the case with a more traditional investment strategy.

Indemnifications

In the normal course of business, the Funds enter into contracts that provide general indemnifications. Each Fund’s maximum exposure under this arrangement is dependent upon claims that may be made against the Funds in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

2. FEDERAL INCOME TAXES

No provision for federal income taxes is required since the Funds intend to continue to qualify as regulated investment companies and distribute to shareholders all of its taxable income and capital gains.

Therefore, no federal income tax provision is required in the Funds’ financial statements. Management has analyzed each Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of December 31, 2007, no provision for income tax would be required in the Funds’ financial statements. Each Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

Because federal income tax regulations differ from generally accepted accounting principles, income and capital gain distributions determined in accordance with tax regulations may differ from net investment income and realized gain for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes differ from those reflected in the accompanying financial statements.

1.866.324.7348	2008 Semi-Annual Report (Unaudited) 43

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

June 30, 2008 (Unaudited)

Effective December 31, 2007, the Funds adopted FASB Interpretation No. 48 (“FIN 48”) “Accounting for Uncertainty in Income Taxes,” which requires that the financial statement effects of a tax position taken or expected to be taken in a tax return be recognized in the financial statements when it is more likely than not, based on the technical merits, that the position will be sustained upon examination. Management has concluded that the Funds have taken no uncertain tax positions that require adjustment to the financial statements to comply with the provisions of FIN 48. The Funds file income tax returns in the U.S. federal jurisdiction and the State of Colorado. The statute of limitations on the Fund’s federal tax return filings remains open for the year ended December 31, 2007. The Fund’s Colorado tax return filings remain open for the year ended December 31, 2007. To our knowledge there are no federal or Colorado income tax returns currently under examination.

At June 30, 2008 the cost of investments and net unrealized appreciation for federal income tax purposes were as follows:

	Dividend Capital Realty Income Allocation Fund	Dividend Capital Global Realty Exposure Fund
Aggregate tax cost (including swaps and foreign currency)	$241,722,552	$110,897,219
Gross unrealized appreciation	1,105,312	141,953
Gross unrealized depreciation	(69,931,328)	(30,788,761)
Net depreciation of swaps and foreign currency	(581,389)	(6,411,644)

Net unrealized depreciation	$(69,407,405)	$(37,058,452)

Net investment income (loss) and net realized gain (loss) may differ from financial statements and tax purposes. These differences are primarily due to the treatment of certain investment securities and distribution allocations. These permanent differences in the character of income and distributions between financial statements and tax basis have been reclassified.

In any year when the Funds earn net investment income, the Funds generally intend to make sufficient distributions to prevent application of excise tax under the Internal Revenue Code. However, if the Funds distribute less than the required net investment income and capital gain net income (if any), a required 4% federal excise tax on such retained income and gains will be paid.

44 2008 Semi-Annual Report (Unaudited)	www.dividendcapital.com

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

June 30, 2008 (Unaudited)

3. CAPITAL TRANSACTIONS

Dividend Capital Realty Income Allocation Fund

There are an unlimited number of $0.001 par value common shares of beneficial interest authorized. Of the 14,161,000 common shares outstanding on June 30, 2008, Dividend Capital Investments LLC (the “Adviser”) owned 7,010 shares. The Fund issued 12,100,010 common shares in its initial public offering on February 23, 2005. These common shares were issued at $15.00 per share before the underwriting discount of $0.675 per share. An additional 1,578,500 common shares were issued pursuant to an over-allotment option on April 12, 2005. Offering costs of $642,230 were offset against proceeds of the offering and were charged to paid-in capital of the common shares. During the year ended September 30, 2006, a $41,695 adjustment was charged to paid-in capital for common offering costs.

Dividend Capital Global Realty Exposure Fund

There are an unlimited number of the Fund’s $0.001 par value common shares of beneficial interest authorized. Of the 7,590,970 common shares outstanding on June 30, 2008, the Adviser owned 5,441 shares. The Fund issued 7,500,000 common shares in its initial public offering on June 27, 2007. These common shares were issued at $20.00 per share before the underwriting discount of $0.90 per share. Offering costs of $300,000 (representing $0.04 per common share) were offset against proceeds of the offering and were charged to paid-in capital of the common shares. The Adviser has agreed to pay those offering costs of the Fund (other than the underwriting discount) that exceed $0.04 per common share.

1.866.324.7348	2008 Semi-Annual Report (Unaudited) 45

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

June 30, 2008 (Unaudited)

Transactions in common shares for the six months ended June 30, 2008, the period ended December 31, 2007 and the year ended September 30, 2007 were as follows:

	Dividend Capital Realty Income Allocation Fund			Dividend Capital Global Realty Exposure Fund
	Six Months Ended June 30, 2008	Period Ended December 31, 2007 *	Year Ended September 30, 2007	Six Months Ended June 30, 2008	Period Ended December 31, 2007 **
Common shares outstanding – beginning of period	13,989,197	13,960,199	13,724,263	7,522,785	5,236
Common shares issued in connection with initial public offering	—	—	—	—	7,500,000
Common shares issued to shareholders from reinvested distributions	171,813	28,998	235,936	68,185	17,549
Common shares outstanding – end of period	14,161,010	13,989,197	13,960,199	7,590,970	7,522,785

*	Dividend Capital Realty Income Allocation Fund changed its fiscal year from September 30th to December 31st. Amounts shown are for the period from October 1, 2007 to December 31, 2007.
**	For the period June 27, 2007 (inception date of the Fund’s initial public offering) through December 31, 2007.

4. PORTFOLIO SECURITIES

Purchases and sales of investment securities, other than short-term securities are as follows:

	For the Six Months Ended June 30, 2008		For the Period October 1, 2007 to December 31, 2007		For the Year Ended September 30, 2007
	Purchases	Sales	Purchases	Sales	Purchases	Sales
Dividend Capital Realty Income Allocation Fund	$20,344,454	$42,993,079	$14,230,789	$30,272,388	$130,812,042	$135,511,809

	For the Six Months Ended June 30, 2008		For the Period June 27, 2007 to December 31, 2007
	Purchases	Sales	Purchases	Sales
Dividend Capital Global Realty Exposure Fund	$3,678,487	$11,335,235	$110,979,841	$718,313

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)

June 30, 2008 (Unaudited)

5. INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENTS AND OTHER RELATED PARTY TRANSACTIONS

Dividend Capital Investments LLC (“Dividend Capital” or the “Adviser”) serves as the Funds’ investment adviser and administrator. Pursuant to an Investment Advisory Agreement with the Funds, as compensation for its services to the Funds, Dividend Capital receives an annual investment advisory fee of 0.85% for Dividend Capital Realty Income Allocation Fund and 1.00% for Dividend Capital Global Realty Exposure Fund based on each Fund’s average daily managed assets, computed daily and payable monthly. Pursuant to an Administration Agreement with each Fund, as compensation for its services to the Funds, Dividend Capital receives an annual administration fee of 0.10% based on each Fund’s average daily managed assets, computed daily and payable monthly.

Dividend Capital has entered into an administration, tax, bookkeeping and pricing services agreement with ALPS Fund Services, Inc. (“ALPS”). Under this agreement, ALPS will calculate the net asset value and perform certain other administrative services for DCW. ALPS will be compensated by Dividend Capital (not by DCW) for providing these services. Dividend Capital has entered into an Investment Accounting Agreement and a Tax Service Agreement with State Street Bank and Trust (“State Street”). Under these agreements, State Street will calculate the net asset value and perform tax administrative services for DCA. State Street will be compensated by Dividend Capital (not by DCA) for providing these services.

Trustees of the Funds who are “interested persons” of the Funds do not receive any compensation from the Funds. Each of the Independent Trustees is paid from the Funds an annual retainer of $20,000, and a fee of $2,000 and reimbursement for related expenses for each meeting of the Board he attends. Each Independent Trustee receives from the Funds a fee of $1,000 for each telephonic Board meeting he attends. The Chairman of the Board of Trustees receives from the Funds an additional annual retainer of $10,000.

Certain officers of the Funds are also officers of the Adviser.

6. LINE OF CREDIT

Dividend Capital Realty Income Allocation Fund

On April 28, 2005, Dividend Capital Realty Income Allocation Fund executed a Revolving Credit and Security Agreement (the “Agreement”) among DCA, Jupiter Securitization Corp. (“Jupiter”) and JP Morgan Chase Bank N.A. (“JP Morgan”) which allows DCA to borrow against a secured line of credit from Jupiter and JP Morgan an aggregate amount up to $85,000,000. On March 16, 2007 the Agreement was amended and the line of credit was increased to $105,000,000. The borrowings under the line of credit are secured by a pledge of the Fund’s portfolio securities. Borrowings under the Agreement bear interest at a variable rate determined by the bank’s conduit program, which has historically been slightly below the 1-month LIBOR but more recently has exceeded 1-month LIBOR. DCA pays fees of 0.175% per annum on 102% of the total line of credit, regardless

1.866.324.7348	2008 Semi-Annual Report (Unaudited) 47

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

June 30, 2008 (Unaudited)

of usage. DCA also pays fees of 0.20% per annum on the average outstanding amount of borrowings. The average balance during the six months ended June 30, 2008 was $42,053,154 or $3.00 per share based on average shares outstanding of 13,997,498. The average cost of funding during the six months ended June 30, 2008 was 3.94%. As of June 30, 2008, the Fund had an outstanding loan amount of $28,304,000.

DCA’s borrowing arrangement with Jupiter and JPMorgan terminated on March 14, 2008. The arrangement requires that the loan be repaid in equal quarterly payments over a 1-year period ending March 14, 2009. Effective March 14, 2008, the 0.175% per annum fee on 102% of the total line of credit ceased. DCA is currently looking at alternative lending facilities and/or other leverage techniques. However, there can be no assurance that such alternative leverage can be obtained. Further, changes to the Fund’s leverage arrangements may result in increased fees and expenses, including higher ongoing borrowing costs.

7. INVESTMENTS IN INTEREST RATE AND TOTAL RETURN SWAPS

The Funds may use interest rate swaps in connection with the line of credit and other forms of direct or indirect leverage. The interest rate swaps are intended to reduce or eliminate the risk or the negative effect that an increase in short-term interest rates could have on the performance of the Funds’ common shares as a result of the floating rate structure of the line of credit and other forms of direct or indirect leverage. In these interest rate swaps, the Funds agree to pay the other party to the interest rate swap (the “counterparty”) a fixed rate payment in exchange for the counterparty agreeing to pay the Funds a variable rate payment that is intended to approximate the Funds’ variable rate payment obligations on the line of credit. The payment obligations are based on the notional amount of the swap. Depending on the state of interest rates in general, the use of interest rate swaps could enhance or harm the overall performance of the common shares. The market value of interest rate swaps is based on pricing models that consider the time value of money, volatility and the current and forward interest rate markets.

The Funds use total return swaps to gain exposure to underlying referenced securities or indices. Total return swap agreements involve commitments to pay interest plus fees in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Funds will receive a payment from or make a payment to the counterparty, respectively.

Swaps are marked to market daily. For both interest rate swaps and total return swaps, unrealized gains are reported as an asset and unrealized losses are reported as a liability on the Funds’ Statements of Assets and Liabilities. The change in value of swaps, including the accrual of periodic amounts of interest, net of the market linked return to be paid or received on the swaps, is reported as unrealized gains or losses on the Funds’ Statements of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or termination of a

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)

June 30, 2008 (Unaudited)

swap agreement. The Funds segregate or earmark sufficient assets as collateral to satisfy the Funds’ current obligation with respect to total return swaps. Entering into swap agreements involves, to varying degrees, elements of credit, foreign currency, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to these agreements may default on its obligation to perform or disagree as to the meaning of the contractual items in the agreements, and that there may be unfavorable changes in foreign currency, interest rates or values in referenced indices or securities.

Dividend Capital Realty Income Allocation Fund has adopted a non-fundamental policy to limit its investment in securities of non-U.S. issuers to 20% of DCA’s managed assets, measured at the time of investment (the “non-U.S. issuer limitation”). As a component of its investment strategy, DCA may enter into total return swaps where the reference security is issued by a foreign issuer or the counterparty to the swap is a foreign financial institution. In this case, DCA considers the non-U.S. investment limitation to apply. It is common for swap contracts to be terminated and re-initiated due to economic factors or the expiration of the term of the swap contract. In such case, DCA may re-initiate the swap contract if deemed to be advisable by the Adviser. In cases where swap contracts are re-initiated with substantially the same terms and the same reference security and number of reference shares, such re-initiations will not be considered to be a new investment for purposes of the application of the non-U.S. issuer limitation. Accordingly, the notional value of the original swap contract that relates to the reference security in question will be the basis for determining compliance with the non-U.S. issuer limitation. As a result of this policy, DCA’s exposure to securities of non-U.S. issuers, as measured by current notional value, could exceed 20%, in some cases significantly so. As of June 30, 2008, the DCA’s exposure to securities of non-U.S. issuers, as measured by current notional value, was 21.69% of its managed assets.

8. FOREIGN CURRENCY CONTRACTS

A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Funds may enter into foreign currency contracts to settle specific purchases or sales of securities denominated in a foreign currency and for protection from adverse exchange rate fluctuation. Risks to the Funds include the potential inability of the counterparty to meet the terms of the contract.

The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Funds and the resulting unrealized appreciation or depreciation are determined using prevailing forward foreign currency exchange rates. Unrealized appreciation and depreciation on foreign currency contracts are reported in the

1.866.324.7348	2008 Semi-Annual Report (Unaudited) 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

June 30, 2008 (Unaudited)

Funds’ Statements of Assets and Liabilities as a receivable or a payable and in the Funds’ Statements of Operations with the change in unrealized appreciation or depreciation.

The Funds may realize a gain or loss upon the closing or settlement of the foreign transaction. Such realized gains and losses are reported with all other foreign currency gains and losses in the Statements of Operations.

9. ILLIQUID AND/OR RESTRICTED SECURITIES

As of June 30, 2008, investments in securities included issues that are restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and may be revalued under methods approved by the Board of Trustees as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market.

Upon the recommendation of management, the Trustees have reviewed DCA’s current non-fundamental investment policies and have determined, effective February 28, 2008, to eliminate the policy limiting the Fund’s investment in illiquid/restricted securities to no more than 10% of its total managed assets (determined at the time of purchase) to better reflect changes to the liquidity profile of the Fund’s investments in current market conditions. This limitation was a voluntary operating policy and not required by the 1940 Act. The Trustees will continue to monitor the Fund’s investments in illiquid/restricted securities, and while the Fund may now invest, without limit, in such securities, management does not presently intend to increase investment to illiquid/restricted securities.

DCW may invest, without limit, in illiquid securities.

Dividend Capital Realty Income Allocation Fund

Illiquid and/or Restricted Securities as of June 30, 2008

Description	Shares	Acquisition Date	Cost	Market Value
Babson CLO 2005-III, Ltd., 25.848%, 11/11/2019	$13,000,000	11/09/2005	$13,000,000	$6,173,570
INVESCO Navigator Fund, 7.979%	3,946	11/17/2005	3,946,000	2,288,680
Fraser Sullivan CLO I Ltd. 15.212%, 03/15/2017	3,400,000	03/10/2006	3,400,000	1,462,000
Taberna Preferred Funding III Ltd., Class E, 7.283%, 11/05/2015	2,000,000	09/29/2005	2,000,000	—
Taberna Preferred Funding V Ltd., Class B-IL, 5.533%, 02/05/2016	3,000,000	03/29/2006	3,000,000	—
Taberna Preferred Funding V Ltd., Class B-2L, 7.533%, 02/05/2016	3,000,000	03/29/2006	3,000,000	—
Wachovia Bank, Series 2005 C18, 7.028%, 05/19/2015	248,100	10/26/2005	167,349	97,211

50 2008 Semi-Annual Report (Unaudited)	www.dividendcapital.com

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

June 30, 2008 (Unaudited)

Dividend Capital Realty Income Allocation Fund

Illiquid and/or Restricted Securities as of June 30, 2008 (continued)

Description	Shares	Acquisition Date	Cost	Market Value
Sorin Real Estate CDO II Ltd., Series 2005 2A, Class H, 6.783%, 01/04/2016	7,500,000	12/21/2005	7,500,000	2,792,700
CW Capital Cobalt II, Ltd. Series K, 6.283%, 04/26/2016	4,000,000	05/10/2006	4,000,000	1,742,680
CW Capital Cobalt II, Ltd. Class P.S., 19.148%, 04/26/2016	3,500,000	05/10/2006	3,500,000	1,295,490
Vertical CRE CDO 2006-I, Ltd. Class G, 6.783%, 04/22/2013	6,500,000	05/24/2006	6,500,000	3,195,595
Vertical CRE CDO 2006-I, Ltd. Class P.S., 14.594%, 04/22/2013	1,800,000	05/24/2006	1,800,000	990,000
Mervyn’s Junior Syndication Mezzanine, 5.963%, 01/01/2009	1,027,702	04/21/2006	733,784	689,757
JP Morgan Chase, Series 2005-LDP2, Class M, 5.806%, 06/15/2016	1,597,000	11/30/2006	1,280,276	465,813
Lenox Street, Series 2007-1, 17.000%, 06/04/2017	1,000,000	04/20/2007	963,814	350,410
AP AIMCAP Corp., Series A, 8.250%,	212,600	06/08/2005	3,979,606	1,860,250

Total				$23,404,156

Total Managed Assets				$116,736,778

Illiquid and/or Restricted Securities as a % of Total Managed Assets				20.04%

Dividend Capital Global Realty Exposure Fund

Illiquid and/or Restricted Securities as of June 30, 2008 (unaudited)

Description	Shares/ Principal Amount	Acquisition Date	Cost	Market Value
Gramercy Real Estate, Series 2007-1A Class GFX, 6.000%, 08/15/2016	$2,000,000	07/26/2007	$1,689,505	$809,100
Gramercy Real Estate, Series 2007-1A Class HFX, 6.000%, 08/15/2016	5,150,000	07/26/2007	4,211,395	1,915,079
Morgan Stanley Capital I 2007-SRR4 Series G, 4.979%, 06/20/2016	5,750,000	06/27/2007	5,750,000	2,342,148
Socovesa Sponsored ADR-Chile	80,000	10/19/2007	1,056,000	573,112

Total				$5,639,439

Total Managed Assets				$75,765,397

Illiquid and/or Restricted Securities as a % of Total Managed Assets				7.44%

1.866.324.7348	2008 Semi-Annual Report (Unaudited) 51

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

June 30, 2008 (Unaudited)

10. RECENT ACCOUNTING PRONOUNCEMENTS

In March 2008, Statement of Financial Accounting Standards No. 161, “Disclosures About Derivative Instruments and Hedging Activities—an amendment of FASB Statement No. 133” (“FAS 161”) was issued and is effective for fiscal years beginning after November 15, 2008. FAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position. The Funds’ management is currently evaluating the implications of FAS 161 and the impact on the Funds’ financial statement disclosures, if any.

11. RESULTS OF ANNUAL SHAREHOLDER MEETING

The Annual Meeting of Shareholders of the Funds (the “Annual Meeting”) was held on April 29, 2008 pursuant to notice given to all shareholders of record at the close of business on March 4, 2008. At the Annual Meeting, shareholders approved the following proposals:

Proposal 1- DCA

To elect Jonathan F. Zeschin and David W. Agostine as the Fund’s Class III Trustees for a three year term expiring in 2011. The number of shares voting for the election of Mr. Zeschin was 11,593,920 and the number of shares withholding authority was 221,207. The number of shares voting for the election of Mr. Agostine was 11,592,420 and the number of shares withholding authority was 224,207.

Proposal 1- DCW

To elect Jonathan F. Zeschin and David W. Agostine as the Fund’s Class I Trustees for a three year term expiring in 2011. The number of shares voting for the election of Mr. Zeschin was 6,723,504 and the number of shares withholding authority was 69,522. The number of shares voting for the election of Mr. Agostine was 6,720,230 and the number of shares withholding authority was 76,070.

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)

June 30, 2008 (Unaudited)

12. SUBSEQUENT EVENTS

Subsequent to June 30, 2008, Dividend Capital Realty Income Allocation Fund paid a regular monthly distribution of $0.05 per common share on July 31, 2008 to common shareholders of record on July 17, 2008.

Subsequent to June 30, 2008, Dividend Capital Global Realty Exposure Fund paid a regular monthly distribution of $0.125 per common share on July 31, 2008 to shareholders of record on July 17, 2008.

Name Change

Effective July 11, 2008, the Dividend Capital Strategic Global Realty Fund changed its name to the Dividend Capital Global Realty Exposure Fund. The Board of Trustees approved the name change at the recommendation of Dividend Capital Investments, LLC, as the new name is more descriptive of the Fund’s investment strategies. In conjunction with the name change, the Fund’s non-fundamental investment objective has been modified as detailed below. The Fund’s CUSIP number and New York Stock Exchange symbol remain unchanged.

Investment Objective

Under normal market conditions, the Fund will invest directly in, and/or obtain economic exposure to, real estate securities of issuers organized or located outside the United States or doing a substantial amount of business outside the United States, in an amount equal to at least 40% of its managed assets adjusted to reflect the exposure to such securities obtained through the use of derivative instruments (including, but not limited to, total return swaps and futures contracts) by adding the notional value of the Fund’s derivative positions. The Fund will allocate its assets among various regions and countries, including the United States, other developed countries and emerging market countries (but in no less than three different countries). Under normal market conditions, the Fund will generally invest directly in, and/or obtain economic exposure to, five to twelve countries.

1.866.324.7348	2008 Semi-Annual Report (Unaudited) 53

DIVIDEND REINVESTMENT PLAN

June 30, 2008 (Unaudited)

The Funds offer a dividend reinvestment plan (the “Plan”) pursuant to which shareholders, unless they otherwise elect, automatically have dividends and capital gains distributions reinvested in common shares of the Fund by The Bank of New York (the “Plan Agent”). Shareholders who elect not to participate in the Plan receive all distributions in cash paid by wire or check mailed directly to the Plan Agent.

How the Plan Works

After the Funds declare a dividend or determine to make a capital gain distribution, the Plan Agent will acquire shares for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of newly issued shares of the Funds or (ii) by open-market purchases as follows:

•

If, on the payment date, the NAV is equal to or less than the market price per share plus estimated brokerage commissions, the Plan Agent will invest the distribution amount in newly issued shares on behalf of the Participants. The number of newly issued shares to be credited to each Participant’s account will be determined by dividing the dollar amount of the distribution by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the payment date, the dollar amount of the distribution will be divided by 95% of the market price on the payment date. Because common shares may be issued at less than their market price, Plan Participants may get a benefit that non-participants do not.

•

If, on the payment date, the NAV is greater than the market value per share plus estimated brokerage commissions, the Plan Agent will invest the distribution amount in shares acquired on behalf of the Participants in open-market purchases, which may be made on the NYSE, in the over-the-counter market or in negotiated transactions and may be on such terms as to price, delivery and otherwise as the Plan Agent shall determine. It is possible that the market price for the shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share the Plan Agent pays may exceed the market price thereof on the payment date. If the market price per share increases so that it equals or exceeds the NAV per share (minus brokerage commissions), it will result in the acquisition by the Plan Agent of fewer shares than if the distribution had been paid in shares issued by the Fund. Otherwise, the Plan Agent will use all distributions received in cash to purchase shares in the open market on or shortly after the payment date, but in no event more than thirty (30) days after the payment date.

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DIVIDEND REINVESTMENT PLAN (CONTINUED)

June 30, 2008 (Unaudited)

Costs of the Plan

The Plan Agent’s fees for the handling of reinvestment of dividends and other distributions will be paid by the Funds. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of dividends and other distributions. If a participant elects to have the Plan Agent sell part or all of his or her shares and remit the proceeds, the participant will be charged his or her pro rata share of brokerage commissions on the shares sold, plus a $15.00 transaction fee.

Tax Implications

The automatic reinvestment of dividends or distributions does not relieve participants of any taxes which may be payable on such dividends or distributions. Participants will receive tax information annually for their personal records and to help them prepare their federal income tax return. For further information as to the tax consequences of participation in the Plan, Participants should consult with their own tax advisors.

Right to Withdraw

Participants whose shares are registered in his or her name may terminate his or her account under the Plan by notifying the Agent in writing at BNY Mellon Shareowner Services, P.O. Box 358035, Pittsburgh, PA 15252-8035, or by calling the Agent at 1.877.296.3711, or using BNY Mellon’s website at: www.melloninvestor.com/ISD. Such termination will be effective with respect to a particular distribution if the Participant’s notice is received by the Agent prior to such distribution record date. Participants whose shares are held by a brokerage firm should contact his or her broker. If a Participant holds shares through a broker, the Participant may not be able to transfer his or her shares to another broker and continue to participate in the Plan if the new broker does not permit such participation. The Plan may be amended or terminated by the Agent or the Funds upon notice in writing mailed to each Participant at least 90 days prior to the effective date of the termination.

1.866.324.7348	2008 Semi-Annual Report (Unaudited) 55

FUND PROXY VOTING POLICIES AND PROCEDURES

June 30, 2008 (Unaudited)

The Funds have delegated to the Adviser the voting of proxies relating to its securities. The Adviser will vote such proxies in accordance with the Adviser’s policies and procedures. The policies and procedures used in determining how to vote proxies relating to portfolio securities and information regarding how the Funds voted and proxies related to securities during the most recent 12-month period ended June 30th for which an SEC filing has been made are available without charge, upon request, by contacting the Funds at 1.866.324.7348, visiting the Funds’ website at http://www.dividendcapital.com and visiting the Securities Exchange Commission’s (the “Commission”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

June 30, 2008 (Unaudited)

The Funds file their complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Funds’ Forms N-Q are available without charge, upon request, by contacting the Funds at 1.866.324.7348 and on the Commission’s website at http://www.sec.gov. You may also review and copy Form N-Q at the Commission’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, please call the Commission at 1.800.SEC.0330.

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APPROVAL OF INVESTMENT ADVISORY AGREEMENT — DCA

June 30, 2008 (Unaudited)

At a meeting held on May 28, 2008, the Board, including all of the Independent Trustees, unanimously approved the continuation of the Investment Advisory Agreement between the Fund and the Adviser for another year. At each quarterly meeting, the Board received a variety of materials relating to the services provided by the Adviser and performance of the Fund. The Independent Trustees also met with representatives from the Adviser at a special meeting held on January 7, 2008 and again on February 20, 2008 to discuss information provided by the Adviser in response to various requests from the Independent Trustees concerning the Fund’s portfolio management team’s investment process and the Fund’s recent underperformance. The Independent Trustees met in executive session to review the information that had been provided at these meetings and to discuss management’s responses. In addition, in advance of the May 28, 2008 meeting, the Board requested and received extensive information from the Adviser to assist them, including information on advisory fees charged for the internal funds/ accounts managed by the Adviser. The Board received and considered a variety of information about the Adviser, as well as the advisory and administrative arrangements for the Fund. The Board also received and reviewed information showing comparative fee and performance information of the Fund relative to a peer group as determined objectively by Lipper, Inc. and ratings within the relevant peer group and category. The Board also reviewed a memorandum prepared by Fund counsel outlining the legal duties of the Board when approving an advisory agreement. In particular, the Board considered the following factors:

(i) The nature, extent and quality of services to be provided by the Adviser. The Trustees reviewed the services that the Adviser provides to the Fund, including, but not limited to, making the day-to-day investment decisions for the Fund, and generally managing the Fund’s investments in accordance with the stated investment objective and policies of the Fund. The Trustees received information concerning the investment philosophy and investment process applied by the Adviser in managing the Fund. The Trustees also considered the Adviser’s in-house research and analytical capabilities as well as other resources available to the Adviser’s personnel. The Trustees also discussed with officers and portfolio managers of the Fund the investment strategy of the Fund and the type of transactions that would be made on behalf of the Fund. The Trustees considered the level of experience in the real estate industry of the Fund’s portfolio management team and took into consideration the favorable history, reputation and background of the portfolio managers for the Fund, as well as the general level of professional resources available to the Fund. Additionally, the Trustees considered recent changes that have occurred to the Advisers’ investment team and their potential impact on the Fund’s performance. On this basis, and taking into consideration the investment process changes implemented by the Adviser, the Board concluded that the Fund may benefit from the nature, extent and quality of the services expected to be provided by the Adviser.

1.866.324.7348	2008 Semi-Annual Report (Unaudited) 57

APPROVAL OF INVESTMENT ADVISORY AGREEMENT — DCA (CONTINUED)

June 30, 2008 (Unaudited)

(ii) Investment Performance of the Fund and the Adviser. The Trustees considered the performance of the Fund since commencement of operations and reviewed performance comparisons with other closed-end real estate funds in its peer group. The Trustees also reviewed yield, NAV total return, market price total return and other peer group comparisons. The Board noted that prior to June 2007 the Fund’s performance was satisfactory. However, the Board indicated that since then the Fund had underperformed and ranked in the fifth quintile for the one-year period ended December 31, 2007 versus the peer group. The Board was cognizant of the fact that market conditions had been extremely challenging over the past year, particularly in credit related securities such as debt, preferred stock and mortgage REITs. The Board considered the Adviser’s explanation that the Fund’s recent underperformance was the result of a combination of overall market conditions, specific security investments and the Fund’s historic investment strategy. The Board then considered presentations by the Adviser detailing the measures to be taken in the future to achieve better performance, as well as the investment team change noted above. Based on these considerations, the Board concluded that it would continue to monitor the performance of the Fund over the coming year.

(iii) Consideration of Advisory Fee; Cost of the services to be provided and profits to be realized by the Adviser from the relationship with the Fund. The Trustees considered the level of investment management fees to be paid by the Fund to the Adviser and compared it to the fees paid by other closed-end real estate oriented funds of comparable investment objective. The Board noted that while neither the highest nor the lowest, the advisory fees paid by the Fund to the Adviser were within the range of advisory fees charged to the peer group presented to the Board. The Board noted that the advisory fee charged to the Fund is higher than the advisory fee charged to certain internal funds/accounts with similar strategies managed by the Adviser, but that the services provided to the Fund were more extensive than the services provided to the internal funds/accounts. The Board also considered the financial results and profitability of the Adviser, including a discussion of the methodology used by the Adviser for calculating profitability. The Board concluded that the advisory fee was fair and reasonable in light of the services provided by the Adviser and that the Adviser’s profitability was not excessive.

(iv) The extent to which economies of scale would be realized as the Fund grows and whether fee levels would reflect such economies of scale. The Trustees considered that the fee and overall expense ratio of the Fund were reasonable and consistent with those of comparable funds, but noted that as a closed-end fund, it was not likely that the Fund would grow significantly in the near term in a manner that would result in the Fund realizing economies of scale.

58 2008 Semi-Annual Report (Unaudited)	www.dividendcapital.com

APPROVAL OF INVESTMENT ADVISORY AGREEMENT — DCA (CONTINUED)

June 30, 2008 (Unaudited)

(v) Fall-out benefits. The Trustees also considered certain “fall-out” benefits received by the Adviser, including research provided to the Adviser in connection with portfolio transactions effected on behalf of the Fund (i.e., soft dollar arrangements), the ability of the Adviser to aggregate securities transactions of the Fund with those of its other advisory clients, and reputational benefits to the Adviser. The Board concluded that these benefits were fair and reasonable in light of the services provided by the Adviser and similar to those received by other investment advisers in comparable situations. The Board also considered that the Adviser is compensated under the Administration Agreement for certain administrative services provided to the Fund, and noted that the Administration Agreement and the fee paid thereunder is subject to regular review by the Board.

In considering the continuation of the Investment Advisory Agreement, the Board did not identify any factor as all-important or all-controlling and instead considered these factors collectively in light of the Fund’s surrounding circumstances. After considering the above factors and based on the deliberations and its evaluation of the information provided to it, the Board concluded that the continuation of the Investment Advisory Agreement for another year was in the best interest of the Fund and its shareholders and that the compensation payable to the Adviser under the Investment Advisory Agreement is fair and reasonable in light of the services to be provided.

1.866.324.7348	2008 Semi-Annual Report (Unaudited) 59

KEY INFORMATION

June 30, 2008 (Unaudited)

Key Information	Officers and Trustees

Investment Adviser and Administrator Dividend Capital Investments LLC 518 17th Street, Suite 1200 Denver, CO 80202	Jonathan F. Zeschin Independent Trustee and Chairman of the Board

Thomas H. Mack Independent Trustee

Sub Administrator (for Dividend Capital Global Realty Exposure Fund) ALPS Fund Services, Inc. 1290 Broadway, Suite 1100 Denver, CO 80203
John Mezger Independent Trustee

J. Gibson Watson, III Independent Trustee

Custodian and Fund Accounting Agent State Street Bank and Trust Co. 801 Pennsylvania Kansas City, MO 64105
David W. Agostine President and Trustee

Jeffrey W. Taylor Vice President and Treasurer

Transfer Agent BNY Mellon Shareowner Services 480 Washington Blvd. Jersey City, NJ 07310
Derek J. Mullins Secretary and Assistant Treasurer

Richard Grove Chief Compliance Officer
Legal Counsel Dechert LLP 4675 MacArthur Court, Suite 1400 Newport Beach, CA 92660

Jami N. VonKaenel Assistant Secretary

Independent Registered Public Accounting Firm KPMG LLP 707 17th Street, Suite 2700 Denver, CO 80202

New York Stock Exchange Symbols: DCA and DCW

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of fund shares. Statements and other information contained in this report are as dated and are subject to change.

60 2008 Semi-Annual Report (Unaudited)	www.dividendcapital.com

The Funds are neither insured nor guaranteed by the U.S. Government, the FDIC, the Federal Reserve Board or any other governmental agency or insurer.

Must be accompanied or preceded by a current prospectus.

For more information, please call 1.866.324.7348.

DIVIDEND CAPITAL
INVESTMENTS

Item 2.	Code of Ethics

Not applicable

Item 3.	Audit Committee Financial Expert

Not applicable

Item 4.	Principal Accountant Fees and Services

Not applicable

Item 5.	Audit Committee of Listed Registrants

Not applicable

Item 6.	Schedule of Investments

Included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to Vote of Security Holders

Not applicable.

Item 11 - Controls and Procedures

(a)	Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) as of a date within 90 days of the filing date of this report, the Chief Executive Officer, Treasurer, and Principal Financial and Accounting Officer of the Registrant have each concluded that such disclosure controls and procedures provide reasonable assurance that information required to be disclosed by the Registrant is accumulated and communicated to the Registrant’s management to allow timely decisions regarding required disclosure.

(b)	There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12 - Exhibits

(a) (1)	Not applicable

(a) (2)	The certifications required by Rule 30a-2(a) of the Act (17 CFR 270.30a-2(a)) are filed and attached hereto as Exhibit 99.CERT.

(a) (3)	Not applicable to the Registrant.

(b)	The certification required by Rule 30a-2(b) of the Act (17 CFR 270.30a-2(b)) is filed and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dividend Capital Realty Income Allocation Fund

By:	/s/ David W. Agostine
David W. Agostine President (Principal Executive Officer)

Date: August 27, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ David W. Agostine
David W. Agostine President (Principal Executive Officer)

Date: August 27, 2008

By:	/s/ Jeffrey W. Taylor
Jeffrey W. Taylor Treasurer (Principal Financial Officer)

Date: August 27, 2008